UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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SCHEDULE 14A

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Proxy Statement Pursuant to Section 14(a) (Rule 14a-101) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Envoy Medical, Inc.
(Name of Registrant as Specified in its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Envoy Medical, INC.
4875 White Bear Parkway
White Bear Lake, MN 55110

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON May 28, 2025

TO THE STOCKHOLDERS OF Envoy Medical, INC.:

Please Take Notice that Envoy Medical, Inc. (“Envoy Medical” or the “Company”) will hold its 2025 Annual Meeting of Stockholders at Fairfield Inn & Suites, 1125 County Road E East, Vadnais Heights, Minnesota 55110 on May 28, 2025 at 3:00 p.m. local time. Envoy Medical is holding this meeting for the purpose of considering and taking appropriate action with respect to the following:

1.      To elect two Class II director nominees named in the Proxy Statement to the Envoy Medical Board of Directors, to serve a term that continues until the 2028 annual meeting of stockholders;

2.      To ratify the appointment of Grant Thornton LLP as Envoy Medical’s independent registered public accounting firm for the year ending December 31, 2025;

3.      To approve, on an advisory basis, the Company’s named executive officer (NEO) compensation;

4.      To approve an amendment to the Envoy Medical, Inc. 2023 Equity Incentive Plan; and

5.      To transact any other business as may properly come before the meeting or any adjournments thereof, including matters incident to the conduct of the meeting.

Holders of record of Envoy Medical Class A Common Stock at the close of business on April 10, 2025 will be entitled to vote at the meeting or any adjournments thereof. Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of the matters to be considered at the meeting. A copy of the Annual Report on Form 10-K for the year ended December 31, 2024 also accompanies this Notice.

By Order of the Board of Directors,
/s/ Chuck R. Brynelsen
Date: April 18, 2025	Chairman of the Board of Directors

Your vote is important. To vote your shares, please vote by telephone or Internet, as directed in the Proxy Statement, or if you received a proxy card or voting instruction form by mail, please complete, sign, date and mail the proxy card or voting instruction form promptly in the envelope provided. The prompt return of proxies will save Envoy Medical the expense of further requests for proxies.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 28, 2025:

This Notice, the Proxy Statement, and the Annual Report on Form 10-K are available at www.iproxydirect.com/coch and on the Investor Relations section of Envoy Medical’s website at ir.envoymedical.com.

Envoy Medical, INC.
4875 White Bear Parkway
White Bear Lake, MN 55110

PROXY STATEMENT

2025 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON May 28, 2025

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Envoy Medical, Inc., a Delaware corporation (“Envoy Medical,” the “Company,” “we,” “our” or “us”), for use at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at Fairfield Inn & Suites, 1125 County Road E East, Vadnais Heights, Minnesota 55110, at 3:00 p.m. local time on May 28, 2025.

Purposes of the Annual Meeting

The purposes of the Annual Meeting are:

1.      To elect two Class II director nominees named in the Proxy Statement to the Envoy Medical Board of Directors, to serve a term that continues until the 2028 annual meeting of stockholders;

2.      To ratify the appointment of Grant Thornton LLP as Envoy Medical’s independent registered public accounting firm for the year ending December 31, 2025;

3.      To approve, on an advisory basis, the Company’s named executive officer (NEO) compensation;

4.      To approve an amendment to the Envoy Medical, Inc. 2023 Equity Incentive Plan; and

5.      To transact any other business as may properly come before the meeting or any adjournments thereof, including matters incident to the conduct of the meeting.

Action may be taken on any one of the foregoing proposals on the date specified above for the Annual Meeting, or on any date or dates to which the Annual Meeting may be adjourned.

Notice and Access Delivery

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide our beneficial owners and stockholders of record access to our proxy materials over the Internet. Beneficial owners are stockholders whose shares are held in the name of a broker, bank, or other nominee (i.e., in “street name”). Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) will be mailed on or about April 18, 2025 to our beneficial owners and stockholders of record who owned our Class A Common Stock at the close of business on April 10, 2025. Beneficial owners and stockholders of record will have the ability to access the proxy materials on a website referred to in the Notice or to request a printed set of the proxy materials be sent to them by following the instructions in the Notice. Beneficial owners and stockholders of record who have previously requested to receive paper copies of our proxy materials will receive paper copies of the proxy materials instead of a Notice.

You can choose to receive our future proxy materials electronically by visiting www.iproxydirect.com. Your choice to receive proxy materials electronically will remain in effect until you instruct us otherwise by following the instructions contained in your Notice and visiting www.iproxydirect.com or calling 866-752-VOTE (8683).

Solicitation

This solicitation is made by Envoy Medical, and Envoy Medical will pay the cost of soliciting proxies for the Annual Meeting. In addition to soliciting proxies by mail, we may solicit proxies personally or by telephone, email, facsimile or other means of communication by our directors, officers and employees. These persons will not specifically be compensated for these activities, but they may be reimbursed for reasonable out-of-pocket expenses in connection with this solicitation. We will not specifically engage any employees or paid solicitors for the purpose of soliciting proxies for the Annual Meeting. We will arrange with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by these persons. We will reimburse these brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection with this solicitation.

Record Date and Shares Outstanding

Only holders of record of our Class A Common Stock at the close of business on April 10, 2025 will be entitled to vote at the Annual Meeting or any adjournments thereof. As of April 10, 2025, there were 21,326,619 shares of our Class A Common Stock outstanding and entitled to vote. Each share of Class A Common Stock entitles the holder thereof to one vote upon each matter to be presented at the Annual Meeting.

If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy using the enclosed proxy card (if you received paper copies of the proxy materials), vote by proxy over the telephone, or vote by proxy over the Internet. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.

•        To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

•        If you received paper copies of the proxy materials, to vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•        To vote over the telephone, dial toll-free 866-752-VOTE (8683) and follow the recorded instructions. Please have available the 16-Digit Control Number from the enclosed proxy card, if you received one, or from your Notice. Your vote must be received by 11:59 p.m., Eastern Time (10:59 p.m., Central Time) on May 27, 2025, to be counted.

•        To vote over the Internet, go to www.iproxydirect.com to complete an electronic proxy card. Please have available the 16-Digit Control Number from the enclosed proxy card, if you received one, or from your Notice. Your vote must be received by 11:59 p.m., Eastern Time (10:59 p.m., Central Time) on May 27, 2025, to be counted.

We are providing Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, you may have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is submitted to your broker. Alternatively, you may vote by telephone or over the Internet as instructed by your broker. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker. Follow the instructions from your broker included with these proxy materials or contact your broker to request a proxy form.

Quorum

A quorum, consisting of a majority of the outstanding shares of our Class A Common Stock entitled to vote at the Annual Meeting, must be present in person or by proxy before any action can be taken by the stockholders at the Annual Meeting. Abstentions and withheld votes are counted as present and entitled to vote for purposes of determining a quorum.

If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, such shares may be voted by the broker on “routine” matters, which includes ratification of the appointment of our independent registered public accounting firm (Proposal 2). All other proposals in this Proxy Statement are considered “non-routine.” Your broker will not be able to vote your shares on non-routine matters being considered at the Annual Meeting unless you have given instructions to your broker prior to the Annual Meeting on how to vote your shares. When the broker does not obtain direction to vote the shares, the broker’s abstention is referred to as a “broker non-vote.” Broker non-votes will be considered present for quorum purposes at the Annual Meeting.

So long as a quorum is present at the beginning of the Annual Meeting, the stockholders present may continue to transact business until adjournment, even if enough stockholders have left the Annual Meeting to leave less than a quorum, and even if any stockholder present in person or by proxy refuses to vote or participate in the Annual Meeting. If the Annual Meeting is adjourned for any reason, the approval of the proposals may be considered and voted upon by stockholders at the subsequent reconvened meeting. All proxies will be voted in the same manner as they would have been voted at the original Annual Meeting except for any proxies that have been properly withdrawn or revoked.

Board Recommendation and Voting of Proxies

The Board recommends a vote:

•        “FOR” the election of each of the two Class II director nominees (Proposal 1).

•        “FOR” ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2025 (Proposal 2).

•        “FOR” approval, on an advisory basis, of named executive officer compensation (Proposal 3).

•        “FOR” approval of the proposed amendment to the Envoy Medical, Inc. 2023 Equity Incentive Plan (Proposal 4).

If you complete and submit your proxy before the Annual Meeting, the persons named as proxy agents will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the Board on all matters presented in this Proxy Statement. If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named as proxy agents will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

Vote Required

For the election of directors (Proposal 1), you have the option to vote “For” or “Withhold” authority to vote for any of the director nominees. Assuming a quorum is present, a plurality of the votes cast is required for the election of directors. This means that the two Class II director nominees with the most votes will be elected. If you “Withhold” authority to vote on any or all nominees, your vote will have no effect on the outcome of the election. If you hold your shares in “street name” and do not provide instructions to your broker, your broker will not have discretionary authority with respect to the proposal to elect directors and will therefore provide a “broker non-vote.” Since broker non-votes are not deemed votes cast, they will have no effect on the outcome of the election.

For the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm (Proposal 2), you have the option to vote “For,” “Against” or “Abstain” from voting. Assuming a quorum is present, the affirmative vote of a majority of the shares of Class A Common Stock of Envoy Medical represented at the Annual Meeting, either in person or by proxy, and entitled to vote is required to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm. If you “Abstain” from voting with respect to this proposal, your shares will be counted as present and entitled to vote and your vote will have the same effect as a vote against the proposal. If you hold your shares in “street name” and do not provide instructions to your broker, your broker will have discretionary authority to vote your shares with respect to this proposal.

For the approval, on an advisory basis, of the compensation of our named executive officers (Proposal 3), you have the option to vote “For,” “Against” or “Abstain” from voting. Assuming a quorum is present, the affirmative vote of a majority of the shares of Class A Common Stock represented at the Annual Meeting, either in person or by proxy, and entitled to vote is required to approve the compensation of our named executive officers. If you mark “Abstain” from voting with respect to this proposal, your shares will be counted as present and entitled to vote and your vote will have the same effect as a vote against the proposal. If you hold your shares in “street name” and do not provide instructions to your broker, your broker will not have discretionary authority to vote your shares with respect to this proposal and will therefore provide a “broker non-vote.” Since broker non-votes are not deemed present and entitled to vote on this proposal, they will have no effect on the outcome of the proposal. The vote on approval of the compensation of our named executive officers is an advisory vote, which means that the result of the vote is not binding on the Company, the Board, or the Compensation Committee. To the extent there is any significant vote against our named executive officer compensation as disclosed in this Proxy Statement, the Board and the Compensation Committee will evaluate whether any actions are necessary to address the concerns of stockholders.

For the approval of the proposed amendment to the Envoy Medical, Inc. 2023 Equity Incentive Plan (Proposal 4), you have the option to vote “For,” “Against” or “Abstain” from voting. Assuming a quorum is present, the affirmative vote of a majority of the shares of Class A Common Stock represented at the Annual Meeting, either in person or by proxy, and entitled to vote is required to approve the compensation of our named executive officers. If you mark “Abstain” from voting with respect to this proposal, your shares will be counted as present and entitled to vote and your vote will have the same effect as a vote against the proposal. If you hold your shares in “street name” and do not provide instructions to your broker, your broker will not have discretionary authority to vote your shares with respect to this proposal and will therefore provide a “broker non-vote.” Since broker non-votes are not deemed present and entitled to vote on this proposal, they will have no effect on the outcome of the proposal. The vote on approval of the proposed amendment is a binding vote, which means that the proposal will be adopted if approved by the stockholders or not adopted if not approved by the stockholders.

Revocability of Proxies

Any person giving a proxy for the Annual Meeting has the power to revoke it at any time before it is voted. If you are a record holder of your shares, you may revoke your proxy in any one of the following ways: (1) sending a written notice of revocation dated after the date of the proxy to our Corporate Secretary, Envoy Medical, Inc., 4875 White Bear Parkway, White Bear Lake, MN 55110; (2) submitting a properly signed proxy with a later date; (3) submitting a new vote by telephone or Internet; or (4) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, in and of itself, constitute a revocation of a proxy.

If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, you must contact them in order to find out how to revoke your proxy.

Householding

The SEC has adopted rules that permit companies and brokers, banks and other nominees to satisfy the delivery requirements for proxy statements and annual reports, with respect to two or more stockholders sharing the same address and who do not participate in electronic delivery of proxy materials, by delivering a single copy of such documents addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Brokers, banks and other nominees may be “householding” Company proxy materials. This means that only one copy of the proxy materials may have been sent to multiple stockholders in a household. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report from the other stockholder(s) sharing your address, please: (i) notify your broker, bank or other nominee, (ii) direct your written request to our Chief Financial Officer, Envoy Medical, Inc., 4875 White Bear Parkway, White Bear Lake, MN 55110, or (iii) contact us at (877) 900-3277. The Company will undertake to deliver promptly, upon any such oral or written request, a separate copy of the proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. Stockholders who currently receive multiple copies of proxy materials at their address and would like to request householding of their communications should notify their broker, bank or other nominee, or contact us at the above address or phone number.

Other Business

The Board currently has no knowledge of any matters to be presented at the Annual Meeting other than those referred to in this Proxy Statement. The solicited proxies give discretionary authority to the proxy agents named therein to vote in accordance with the recommendation of the Board if any other matters are presented.

September 2023 Business Combination

On September 29, 2023, Envoy Medical consummated a business combination contemplated by the Business Combination Agreement, dated as of April 17, 2023 (as amended by Amendment No. 1, dated May 12, 2023, and Amendment No. 2 to Agreement and Plan of Merger, dated August 31, 2023, the “Business Combination Agreement”), by and among Anzu Special Acquisition Corp I (“Anzu”), Envoy Medical Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Anzu (“Merger Sub”), and Envoy Medical Corporation (“Legacy Envoy Medical”). Pursuant to the Business Combination Agreement, Merger Sub merged with and into Legacy Envoy Medical, with Legacy Envoy Medical as the surviving company in the merger and, after giving effect to such merger, continuing as a wholly owned subsidiary of Anzu, which changed its name to Envoy Medical, Inc. as part of such merger (the “Business Combination”).

The Business Combination constituted a change of control of Anzu (now Envoy Medical), with the historical owners of Legacy Envoy Medical acquiring control of Anzu at the closing of the Business Combination. Specifically, Glen Taylor, who is a member of the Board, may be deemed to control Envoy Medical as a result of his holding, directly and through entities he controls, approximately 52.5% of our outstanding shares of Class A Common Stock as of September 15, 2024. The compensation paid for the shares of our Class A Common Stock acquired by the owners of Legacy Envoy Medical in the Business Combination was the exchange of their shares of common stock of Legacy Envoy Medical. Please see our Current Report on Form 8-K filed with the SEC on October 5, 2023 for additional information regarding the Business Combination.

Unless the context indicates otherwise, references in this Proxy Statement to the “Company,” “Envoy Medical,” “we,” “us,” “our” and similar terms refer to Envoy Medical, Inc., a Delaware corporation formerly known as Anzu Special Acquisition Corp I, and its consolidated subsidiaries. “Legacy Envoy Medical” refers to Envoy Medical Corporation, the private Minnesota corporation that is now our wholly owned subsidiary. References to “Anzu” refer to Anzu Special Acquisition Corp I, our predecessor company prior to the consummation of the Business Combination.

FINANCIAL INFORMATION

Our Annual Report on Form 10-K for the year ended December 31, 2024 as filed with the SEC, including, but not limited to, the balance sheets and the related statements of operations, changes in stockholders’ equity and cash flows for Envoy Medical as of and for the years ended December 31, 2024 and 2023 accompanies these materials. A copy of the 2024 Annual Report on Form 10-K may be obtained without charge upon request to our Chief Financial Officer, Envoy Medical, Inc., 4875 White Bear Parkway, White Bear Lake, MN 55110. Our 2024 Annual Report on Form 10-K is also available on our website at ir.envoymedical.com.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Our business and affairs are managed under the direction of the Board, which consists of seven members. Mr. Brynelsen serves as Chairman of the Board. The primary responsibilities of the Board are to provide oversight, strategic guidance, counseling and direction to the Company’s management. The Board meets on a regular quarterly basis and on an ad hoc basis as required.

In accordance with the terms of our Charter and Bylaws, the Board is divided into three classes with staggered three-year terms, as follows:

•        The Class I directors are Michael Crowe and Mona Patel, and their term expires at the annual meeting of stockholders to be held in 2027;

•        The Class II directors are Janis Smith-Gomez and Chuck R. Brynelsen, and their term will expire at the annual meeting of stockholders to be held in 2025, subject to reelection to serve until at the annual meeting of stockholders to be held in 2028; and

•        The Class III directors are Glen A. Taylor, Brent T. Lucas and Susan J. Kantor, and their term will expire at the annual meeting of stockholders to be held in 2026.

Ms. Smith-Gomez and Mr. Brynelsen will be standing for reelection at the Annual Meeting following each of them being elected at the Special Meeting of Stockholders held in September 2023.

At each annual meeting of stockholders, the successors to directors whose terms will then expire will be elected to serve from the time of election and qualification until the third annual meeting following their election. The authorized number of directors that shall constitute the Board will be determined exclusively by the Board. Any increase or decrease in the number of directors will be apportioned among the three classes so that, as nearly equal as practicable, each class will consist of one-third of the directors. No decrease in the number of directors constituting the Board will shorten the term of any incumbent director. Our directors may be removed, at any time, but only for cause and only by the affirmative vote of at least a majority of the total voting power of the outstanding shares of voting stock of the Company then entitled to vote at an election of directors.

Subject to applicable law and the Charter and subject to the rights of the holders of any series of preferred stock, any vacancy on the Board shall be filled only by the Board and not by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified.

Name of Nominee	Age	Class	Position Held with Envoy Medical, Inc.	Director Since
Michael Crowe	61	Class I	Director	2024
Mona Patel	57	Class I	Director	2023
Janis Smith-Gomez	58	Class II	Director	2023
Chuck R. Brynelsen	68	Class II	Director; Chairman of the Board	2023
Brent T. Lucas	43	Class III	Director; Chief Executive Officer	2023
Susan J. Kantor	69	Class III	Director	2021
Glen A. Taylor	83	Class III	Director; Chairman Emeritus	2023

The Board has determined that each of Michael Crowe, Mona Patel, Janis Smith-Gomez, Chuck R. Brynelsen, and Susan J. Kantor qualifies as an independent director under the rules of the Nasdaq Stock Market (the “Nasdaq Listing Rules”). Accordingly, the Board is and will be composed of a majority of independent directors.

Set forth below with respect to each director (including the current Class I nominees) is such director’s principal occupation and business experience during at least the past five years, the names of other publicly-held companies for which such nominee serves or has served as a director during such period, and the experience, qualifications, attributes or skills that has led the Board to conclude that each nominee should serve as a director of the Company.

Class II Director Nominees

Janis Smith-Gomez.    Janis Smith-Gomez has served as a member of the Board since the closing of the Business Combination. Ms. Smith-Gomez has more than 30 years of experience in marketing and innovation, positioning global brands for growth and competitive advantage, contributing to her strong business acumen and stakeholder insights focus. From 2006 to 2022, Ms. Smith-Gomez held a variety of leadership positions at Johnson & Johnson across medical devices and consumer health, where she focused on building brands, launch excellence and innovative marketing strategies for revenue and market share growth. In her most recent role at Johnson & Johnson as the Vice President of Global Brand Experience, she led the brand identity efforts to evolve the $27 billion medical devices business into a leading patient-centered, customer-focused, digitally powered med-tech innovator. As the Vice President of U.S. Marketing for Ethicon LLC, a subsidiary of Johnson & Johnson, from 2014 – 2018, Ms. Smith-Gomez returned the business to growth and strengthened customer engagement. Prior to working at Johnson & Johnson, Ms. Smith-Gomez held the roles of Vice President of Marketing at Mars, Incorporated, Senior Director at Kraft Foods, and Director of Marketing at PepsiCo, Inc. Ms. Smith-Gomez started her career in consulting with Booz, Allen & Hamilton and completed a summer internship with Procter & Gamble. Ms. Smith-Gomez is currently also an Independent Director of the Board of The Honey Pot Company, a subsidiary of Compass Diversified and a member of the board of trustees of several non-profit organizations, including the New York Academy of Medicine, and Black Public Media. She also previously served as a trustee for Kent Place School and Citymeals on Wheels and a board member of the Vanderbilt University Parents and Family Association. Ms. Smith-Gomez received her bachelor’s degree in Professional Option: Business and her M.B.A. from the University of Chicago.

The Board believes Ms. Smith-Gomez is qualified to serve on the board due to her extensive experience in the medical devices industry, her strategic planning expertise and her successful career as a senior executive, commercial leader and marketing strategist driving brand relevance and sustainable financial and operational performance.

Chuck R. Brynelsen.    Chuck R. Brynelsen has served as the Chairman of the Board since the closing of the Business Combination. Mr. Brynelsen has extensive experience in the medical device industry, including most recently serving as Senior Vice President and President of Abbott Vascular from 2017 to 2021. Since 2015 he has also been a Venture Partner of SpringRock Ventures, an investment firm that focuses on digital health, devices, services, oral health, SAAS, consumerization/ecommerce of healthcare, IT, wellness, HIPAA and other innovative companies improving general health. Mr. Brynelsen has also served on private companies’ boards of directors, including Alebra Technologies since 2010 and Neuspera Medical from 2022 to 2023. Mr. Brynelsen previously served as Senior Vice President and President of Medtronic Early Technologies from 2015 to 2016, as the Global President of Covidien Early Technologies from 2013 to 2015, and as the Chief Executive Officer of IntraPace from 2005 to 2012. Earlier in his career, Mr. Brynelsen held various commercial, corporate, international, and general management leadership roles across Medtronic from 1981 to 2005.

The Board believes Mr. Brynelsen is qualified to serve as a member of the Board due to his extensive experience in the management of a multinational public company in the medical device industry, including significant product development, clinical/regulatory, manufacturing, business development and strategic planning experience. He also provides valuable insights into operating in highly regulated global healthcare markets.

Class I and Class III Directors

Michael Crowe.    Michael Crowe has decades of experience in the medical device industry with a focus on operations. Since March 2023, Mr. Crowe has served as Senior Vice President Operations for Bioventus LLC. Previously, he served as Vice President Operations for Abbott Vascular from January 2015 to March 2023. Mr. Crowe earlier served in similar roles for Caris Life Sciences, Covidien Devices, Johnson & Johnson, Iomega Corporation, and SKF USA, Inc. Mr. Crowe earned a bachelor’s degree in engineering from the University of Louisville and an MBA from Duke University.

The Boad believes Mr. Crowe is qualified to serve a member of the Board due to his wide-ranging experience in the management and operations of multinational public companies in the medical device industry, including significant experience overseeing distribution, supply chain and sourcing, facilities, engineering, customer service, reimbursement services, and product launch, which the Board believes will be vital to the Company’s next stages of development.

Mona Patel.    Mona Patel has served as a member of the Board since the closing of the Business Combination. Ms. Patel has over 30 years of experience with medical devices in marketing, market development, clinical education and mergers and acquisitions. Currently, Ms. Patel works as a strategic advisor for med-tech start-ups, through which she helps companies raise funding, understand market opportunities, and develop go-to-market plans. Previously, she was the Vice President of Marketing and Clinical Education at Boston Scientific in their neuromodulation division, where she helped build the start-up into a market leader with approximately $1 billion in sales. While at Boston Scientific, she introduced the first rechargeable spinal cord stimulator into the market, helped convert the market from non-rechargeable to rechargeable stimulators, and launched the first rechargeable deep brain stimulator for Parkinson’s disease. Prior to joining Boston Scientific, Ms. Patel worked in various positions at Guidant in marketing and business development, through which she acquired and licensed a portfolio of technologies that became the Guidant Cardiac and Vascular surgery division, including the acquisition of two med-tech start-ups. As a marketing leader, she drove the adoption of a new procedure, endoscopic vessel harvesting, to become the gold standard for cardiac surgery. She began her career as an engineer for Abbott Labs. Ms. Patel earned a BSE in Mechanical Engineering from the University of Michigan and an M.B.A. from the University of Pennsylvania, Wharton School of Business.

The Board believes Ms. Patel is qualified to serve on the Board due to her extensive background in the medical devices field and expertise in marketing and business development.

Brent T. Lucas.    Brent T. Lucas has served as our Chief Executive Officer and a member of the Board since the closing of the Business Combination in September 2023. At the time of the Business Combination Mr. Lucas was the Chief Executive Officer (since 2015) and Board member of Envoy Medical Corporation (since 2016). Mr. Lucas brings over 15 years of experience in active implantables in the hearing health industry. He has served in various roles with Envoy Medical Corporation and gained a tremendous amount of specialized experience. He has served in various roles with Envoy Medical Corporation and gained a tremendous amount of specialized experience, working his way up from an intern to CEO. Mr. Lucas received his bachelor’s degree from the University of St. Thomas and Juris Doctor degree from the Mitchell Hamline School of Law.

The Board believes Mr. Lucas is qualified to serve as a member of the Board given his specialized experience and knowledge in the hearing and medical device industries as Legacy Envoy Medical’s Chief Executive Officer.

Susan J. Kantor.    Susan J. Kantor has served as a member of the Board since March 2021. Ms. Kantor has experience leading international finance, tax, treasury, risk, compliance and technology enablement for global services organizations. She was an Advisory Partner for PwC from 2011 to 2016, a Partner and CFO & Treasurer of PRTM Management Consultants from 1997 to 2011, and was previously a CFO/senior financial executive at corporate strategy and operations consulting firms Monitor Group and BCG, as well as Parexel International, a clinical research organization. She began her career in the audit practices at EY and PWC, where she provided audit services for over 12 years to privately held and publicly held companies across the industrial, life sciences and retail and consumer sectors. During her time at PRTM, she completed several successful M&A transactions in the U.S. and abroad, including the sale PRTM’s global business to PwC in 2011. Ms. Kantor is currently on the board of Teknor Apex Company, a privately-held material science company and on the board and as Audit Committee Chair of Guest Services Inc., a privately held hospitality company. She received her bachelor’s degree from Grove City College in Accounting and Business Administration and her CPA in Massachusetts.

The Board believes Ms. Kantor is qualified to serve on the Board due to her extensive background and expertise in global financial and tax matters. Ms. Kantor qualifies as a “financial expert” and has served as the Chair of the Audit Committee since March 2021.

Glen A. Taylor.    Glen A. Taylor has served as a member of the Board and Chairman Emeritus since the closing of the Business Combination. Mr. Taylor is the founder and chairman of Taylor Corporation, a global printing and communications company and one of the nation’s largest privately held companies. Among other investments, Mr. Taylor is owner of the Minnesota Star-Tribune, limited partner of Minnesota United FC and owner and chairman of Taylor Sports Group, Inc., the general partner of Minnesota Timberwolves Basketball Limited Partnership, which, in turn, owns the Timberwolves, Lynx, Iowa Wolves and T-Wolves Gaming. In addition, Mr. Taylor is a member (and former chair) of the Board of Governors of the National Basketball Association. Mr. Taylor served in the Minnesota State Senate from 1980 to 1990 and as Minority Leader from 1985 to 1988.

Further, Mr. Taylor served as president of the YMCA, director of the Mankato Chamber of Commerce, director of the Greater Minnesota Corporation and the Minnesota Business Partnership, and served on the Minnesota State University Foundation Board of Directors.

Additionally, Mr. Taylor attended Harvard Graduate School of Business and earned his Bachelor of Science at Minnesota State University in Mankato. He has an honorary doctorate from Minnesota State University, received the Distinguished Alumni Award from Mankato State University, and is a Laureate of the Minnesota Business Hall of Fame.

The Board believes Mr. Taylor is qualified to serve on the Board due to his extensive background and expertise in developing, operating and leading successful businesses across a variety of industries.

Vote Required

Assuming a quorum is present, the affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of each Class II director.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE
STOCKHOLDERS VOTE FOR THE CLASS II DIRECTOR NOMINEES NAMED ABOVE.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed Grant Thornton LLP (“Grant Thornton”), an independent registered public accounting firm, to audit our consolidated financial statements for our fiscal year ending December 31, 2025.

Notwithstanding the appointment of Grant Thornton, and even if our stockholders ratify the appointment, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our Audit Committee believes that such a change would be in the best interests of our Company and our stockholders. At the Annual Meeting, our stockholders are being asked to ratify the appointment of Grant Thornton as our independent registered public accounting firm for our fiscal year ending December 31, 2025. Our Audit Committee is submitting the appointment of Grant Thornton to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance.

Envoy Medical has been advised that one or more representatives of Grant Thornton will be present at the Annual Meeting, will have an opportunity to make a statement and will be available to respond to appropriate questions from our stockholders.

If our stockholders do not ratify the appointment of Grant Thornton, the Audit Committee may reconsider the appointment.

Change in Auditor

Dismissal of WithumSmith+Brown, PC

On October 20, 2023, the Board dismissed WithumSmith+ Brown, PC (“Withum”), which served as Anzu’s independent registered public accounting firm prior to the Business Combination.

Withum’s reports on Anzu’s financial statements as of and for the fiscal years ended December 31, 2022 and 2021 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that each of Withum’s reports on the Anzu’s financial statements as of and for the fiscal years ended December 31, 2022 and 2021 contained an explanatory paragraph indicating that there was substantial doubt about Anzu’s ability to continue as a going concern. In addition, during the fiscal years ended December 31, 2022 and 2021, as well as during the subsequent interim period preceding the Dismissal Date, there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between Anzu and Withum with respect to any matter relating to accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of Withum, would have caused Withum to make reference to the subject matter of the disagreement in its reports on Anzu’s financial statements with respect to such periods.

During the fiscal years ended December 31, 2022 and 2021, as well as during the subsequent interim period preceding the Dismissal Date, there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions), except for material weaknesses as disclosed under (i) “Item 9A. Controls and Procedures” of each of Anzu’s (A) Annual Report on Form 10-K for the year ended December 31, 2022 and (B) Annual Report on Form 10-K for the year ended December 31, 2021 and (ii) “Item 4. Controls and Procedures” of each of the Company’s (A) Quarterly Report on Form 10-Q for the period ended June 30, 2023, (B) Quarterly Report on Form 10-Q for the period ended March 31, 2023, (C) Quarterly Report on Form 10-Q for the period ended June 30, 2022, (D) Quarterly Report on Form 10-Q for the period ended March 31, 2022, (E) Quarterly Report on Form 10-Q for the period ended September 30, 2021, (F) Quarterly Report on Form 10-Q for the period ended June 30, 2021 and (G) Quarterly Report on Form 10-Q for the period ended March 31, 2021.

The Company previously provided Withum with a copy of the disclosures regarding the dismissal reproduced in this Proxy Statement and requested and received a letter from Withum addressed to the SEC dated October 24, 2023, which was filed as Exhibit 16.1 to our Current Report on Form 8-K filed with the SEC on October 24, 2023, stating whether it agrees with such disclosures, and, if not, stating the respects in which it does not agree.

Appointment of Grant Thornton LLP

Effective October 20, 2023, the Board approved the engagement of Grant Thornton as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. Grant Thornton LLP served as the independent registered public accounting firm for Legacy Envoy Medical prior to the Business Combination.

Grant Thornton, an independent registered public accounting firm, has audited the Company’s financial statements for the years ended December 31, 2024 and 2023. The Audit Committee appointed Grant Thornton as the Company’s independent registered public accounting firm for the year ending December 31, 2025 and has also reviewed and approved the scope and nature of the services to be performed for Envoy Medical by Grant Thornton. The engagement agreement entered into with Grant Thornton is subject to mediation and arbitration procedures as the sole method for resolving disputes.

Ratification of the appointment of Grant Thornton as the Company’s independent registered public accounting firm is not required to be submitted to our stockholders for a vote. The Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation and oversight of the audit work of the independent registered public accounting firm. However, the Board is submitting this matter to the stockholders for ratification as a matter of good corporate governance.

If the appointment of Grant Thornton is not ratified by the stockholders at the Annual Meeting, the Audit Committee may reconsider whether to retain Grant Thornton and may retain Grant Thornton or another firm without resubmitting the matter to the Company’s stockholders. Even if the stockholders vote in favor of ratification of the appointment, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and the stockholders.

Representatives of Grant Thornton regularly attend meetings of the Audit Committee. The Audit Committee pre-approves and reviews audit and non-audit services performed by Grant Thornton, as well as the fees charged by Grant Thornton for such services. In its pre-approval and review of non-audit service fees, the Audit Committee considers, among other factors, the possible effect of the performance of such services on Grant Thornton’s independence. To avoid potential conflicts of interest, publicly traded companies are prohibited from obtaining certain non-audit services, such as bookkeeping or actuarial services, from its independent registered public accounting firm. In 2024 and 2023, we did not obtain any of these prohibited services from Grant Thornton. For additional information concerning the Audit Committee and its relationship with Grant Thornton, see “Corporate Governance” and “Audit Committee Report” below.

Audit and Non-Audit Fees Billed to the Company by Independent Registered Public Accounting Firm

The following table summarizes the fees we were billed for audit and non-audit services rendered by Grant Thornton for 2024 and 2023.

	For the Years Ended
	December 31, 2024	December 31, 2023
Audit Fees(1)	$550,028	$1,033,877
Audit-Related Fees	$—	$—
Tax Fees(2)	$—	$—
All Other Fees	$—	$—
Total	$550,028	$1,033,877

____________

(1)      Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and the reviews of our quarterly reports on Form 10-Q and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings, including in connection with review of registration statements and consents. Audit fees associated with the year ended December 31, 2023 include the audit fees for the years ended December 31 2021, 2022 and 2023 and related interim financial statements for inclusion in registration statements and periodic interim filings after the Closing of the Business Combination.

Audit Committee Pre-Approval Policies and Procedures

Before an independent registered public accounting firm is engaged by the Company to render audit or non-audit services, the Audit Committee must review the terms of the proposed engagement and pre-approve the engagement. The Audit Committee may delegate authority to one or more of the members of the Audit Committee to provide these pre-approvals for audit or non-audit services, provided that the person or persons to whom authority is delegated must report the pre-approvals to the full Audit Committee at its next scheduled meeting. Audit Committee pre-approval of non-audit services (other than review and attest services) is not required if those services fall within available exceptions established by the SEC.

The Audit Committee pre-approved all audit, audit-related, tax and other services provided by Grant Thornton LLP for 2024 and 2023 and the estimated costs of those services. Actual amounts billed, to the extent in excess of the estimated amounts, were periodically reviewed and approved by the Audit Committee.

Pre-Approval Policy

The charter of the Audit Committee requires the pre-approval of all non-audit services before any such non-audit services are performed for the Company. The charter of the Audit Committee is posted on the Company’s website at ir.envoymedical.com/governance.

Vote Required

Assuming a quorum is present, the affirmative vote of a majority of the shares of Class A Common Stock of Envoy Medical represented at the Annual Meeting, either in person or by proxy, and entitled to vote is required to ratify the appointment of Grant Thornton as our independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL NO. 3
ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), require companies to provide their stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of their named executive officers.

We seek to align the interests of our named executive officers with the interests of our stockholders. We have designed our compensation program to reward our named executive officers for their individual performance and contributions to our overall business objectives. The vote on this resolution is not intended to address any specific element of compensation. Instead, the vote relates to the overall compensation of our named executive officers, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC.

Accordingly, we ask our stockholders to vote on the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2025 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the summary compensation table and the other related tables and disclosure.”

While the Board and especially the Compensation Committee intend to carefully consider the results of the voting on this proposal when making future decisions regarding executive compensation, the vote is not binding on the Company or the Board and is advisory in nature. To the extent there is any significant vote against the compensation of our named executive officers, the Board and the Compensation Committee will evaluate what actions may be necessary to address our stockholders’ concerns.

Vote Required

Assuming a quorum is present, the affirmative vote of a majority of the shares of Class A Common Stock of Envoy Medical represented at the Annual Meeting, either in person or by proxy, and entitled to vote is required to approve the compensation of our named executive officers. This vote is advisory and is not binding on the Company, the Board or the Compensation Committee.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS.

PROPOSAL NO. 4
AMENDMENT TO ENVOY MEDICAL INC. 2023 EQUITY INCENTIVE PLAN

The Board has approved, subject to stockholder approval, an amendment to the Envoy Medical, Inc. 2023 Equity Incentive Plan (the “2023 Plan”), to remove the milestone requirement to allow the Company to issue awards for the full 4,000,000 reserved for issuance under the Plan.

Proposed Changes

Under its existing terms, 4,000,000 shares are reserved for issuance under the 2023 Plan, with 2,500,000 shares currently issuable pursuant to awards, and 1,500,000 shares reserved for issuance pursuant to awards when the Company achieves the “Milestone” of FDA approval of the Company’s Acclaim® Cochlear Implant device. The only proposed change to the 2023 Plan is to remove the Milestone requirement with respect to 1,500,000 shares reserved for issuance to allow all 4,000,000 shares to be issuable under the 2023 Plan in order to provide sufficient shares for the compensation and retention of Company employees, officers, directors, and other service providers (the “Plan Amendment”). The textual change to the 2023 Plan to be made as part of the Plan Amendment is included in redlined copy of the 2023 Plan attached as Annex B to this Proxy Statement.

Description of the Plan

The following paragraphs provide a summary of the principal features of the 2023 Plan and its operation. However, this summary is not a complete description of all of the provisions of the 2023 Plan and is qualified in its entirety by the specific language of the 2023 Plan. A redlined copy of the 2023 Plan showing the change implemented by the Plan Amendment is attached as Annex B to this Proxy Statement.

Purpose of the 2023 Plan

The purpose of the 2023 Plan is to attract and retain the best available personnel for positions of substantial responsibility with Envoy Medical and any parent or subsidiary of Envoy Medical, to provide additional incentive to eligible employees, directors, and consultants, and to promote the success of the Envoy Medical business. These incentives may be provided through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards and other awards as the administrator of the 2023 Plan may determine.

Eligibility

The 2023 Plan permits the grant of incentive stock options, within the meaning of Section 422 of the Code, to Envoy Medical’s employees and any of its parent and subsidiary corporations’ employees, and the grant of nonstatutory stock options, restricted stock, restricted stock units, stock appreciation rights, performance awards and other awards to employees, directors and consultants of Envoy Medical and its parents or subsidiaries. As of the December 31, 2024, Envoy Medical and its subsidiaries had approximately 45 employees, 30 independent contractors and consultants, and 5 non-employee directors who are eligible for equity compensation.

Authorized Shares; Adjustments

Subject to the adjustment provisions contained in the 2023 Plan (e.g. for stock splits and combinations), a total of 4,000,000 shares of Envoy Medical Class A Common Stock are reserved for issuance pursuant to the 2023 Plan. If the Plan Amendment is approved, all 4,000,000 shares will be available for issuance, and the restriction will be removed from the 1,500,000 shares that will currently only become available for awards only when the Acclaim obtains FDA approval.

Shares issued under the 2023 Plan will come from the pool of authorized but unissued or reacquired shares of common stock. Shares subject to awards granted under the 2023 Plan that expire or terminate without being exercised in full, or that are paid out in cash rather than in shares, will not reduce the number of shares available for issuance under the 2023 Plan. Additionally, shares issued pursuant to awards under the 2023 Plan that Envoy Medical repurchases or that are forfeited, as well as shares used to pay the exercise price of an award or to satisfy the tax withholding obligations to an award, will become available for future grant under the 2023 Plan.

If any dividend or other distribution (whether in cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase, or exchange of shares or other securities of Envoy Medical, or other change in the corporate structure of Envoy Medical affecting the shares occurs (other than any ordinary dividends or other ordinary distributions), the administrator of the 2023 Plan, to prevent diminution or enlargement of the benefits or potential benefits intended to be provided under the 2023 Plan, will adjust the number and class of shares that may be delivered under the 2023 Plan; the number, class, and price of shares covered by each outstanding award; and the numerical share limits contained in the 2023 Plan.

Plan Administration

The Board or one or more committees appointed by the Board has the authority to administer the 2023 Plan or to appoint an administrator of the plan. The Board has appointed the Compensation Committee as administrator of the Plan. The administrator may also delegate to one or more of Envoy Medical’s officers the authority to (1) designate employees (other than officers) to receive specified awards, and (2) determine the number of shares subject to such awards.

In addition, to the extent it is desirable to qualify transactions under the 2023 Plan as exempt under Rule 16b-3 of the Exchange Act, such transactions will be structured to satisfy the requirements for exemption under Rule 16b-3. Subject to the provisions of the 2023 Plan, the administrator has the power to administer the 2023 Plan and make all determinations deemed necessary or advisable for administering the 2023 Plan, including, but not limited to, the power to determine the fair market value of Envoy Medical Class A Common Stock, select the service providers to whom awards may be granted, determine the number of shares or dollar amounts covered by each award, approve forms of award agreements for use under the 2023 Plan, determine the terms and conditions of awards (including, but not limited to, the exercise price, the time or times at which awards may be exercised, any vesting acceleration or waiver or forfeiture restrictions and any restriction or limitation regarding any award or the shares relating thereto), construe and interpret the terms of the 2023 Plan and awards granted under it, prescribe, amend and rescind rules and regulations relating to the 2023 Plan, including creating sub-plans, modify or amend each award, and allow a participant to defer the receipt of payment of cash or the delivery of shares that otherwise would be due to such participant under an award. In addition, subject to the terms of the 2023 Plan, the administrator also has the power to modify outstanding awards under the 2023 Plan, including the authority to reprice any outstanding option or stock appreciation right, cancel and re-grant any outstanding option or stock appreciation right in exchange for new stock awards, cash or other consideration, or take any other action that is treated as a repricing under GAAP, with the consent of any materially adversely affected participant. The administrator’s decisions, interpretations and other actions are final and binding on all participants and will be given the maximum deference permitted by applicable law.

Types of Awards

The 2023 Plan provides for the grant of stock options (including incentive stock options and nonqualified stock options), stock appreciation rights, restricted stock, restricted stock units, performance awards and other awards. A brief description of each award type follows.

Stock Options

Incentive stock options and nonqualified stock options may be granted under the 2023 Plan pursuant to stock option agreements adopted by the administrator. A stock option entitles a participant to purchase a specified number of shares of Envoy Medical Class A Common Stock during a specified term at an exercise price. The per share exercise price of options granted under the 2023 Plan generally must be equal to at least 100% of the fair market value of a share of Envoy Medical Class A Common Stock on the date of grant. The term of an option may not exceed ten years. With respect to any participant who owns more than 10% of the voting power of all classes of Envoy Medical’s (or any of its parent’s or subsidiary’s) outstanding stock, the term of an incentive stock option granted to such participant must not exceed five years and the per share exercise price must equal at least 110% of the fair market value of a share of Envoy Medical Class A Common Stock on the grant date. The administrator will determine the methods of payment of the exercise price of an option, which may include (1) cash, check, bank draft or money order, (2) the tender of shares of Envoy Medical Class A Common Stock previously owned by the optionholder, (3) a broker-assisted cashless exercise, (4) a net exercise of the option if it is an nonqualified stock option, and (5) other types of consideration permitted by applicable law. After the cessation of service of an employee, director or consultant, he or she may exercise his or her option for the period of time stated in his or her option agreement. In the absence of a specified time in an award agreement, if such cessation is due to death or disability, the option will remain exercisable for 12 months following the cessation of service. In the event of a termination for cause, options generally terminate immediately upon the termination of the individual for cause. In all other cases, in the absence of a specified time in an award agreement, the option will remain exercisable for three months following the cessation of service. An option, however, may not be exercised later than the expiration of its term. Subject to the provisions of the 2023 Plan, the administrator determines the terms of options. Until shares are issued under an option, the participant will not have any right to vote or receive dividends or have any other rights as a stockholder with respect to such shares, and no adjustment will be made for a dividend or other right for which the record date is before the date such shares are issued, except as provided in the 2023 Plan, as summarized further above.

Stock Appreciation Rights

Stock appreciation rights may be granted under the 2023 Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of Envoy Medical Class A Common Stock between the exercise date and the date of grant. The term of a stock appreciation right may not exceed ten years. After the cessation of service of an employee, director or consultant, he or she may exercise his or her stock appreciation rights for the period of time stated in his or her stock appreciation rights agreement. In the absence of a specified time in an award agreement, if such cessation is due to death or disability, the stock appreciation rights will remain exercisable for six months following the cessation of service. In the event of a termination for cause, stock appreciation rights generally terminate immediately upon the occurrence of the event giving rise to the termination of the individual for cause. In all other cases, in the absence of a specified time in an award agreement, the stock appreciation rights will remain exercisable for three months following the cessation of service. However, in no event may a stock appreciation right be exercised later than the expiration of its term. Subject to the provisions of the 2023 Plan, the administrator determines the terms of stock appreciation rights, including when such rights become exercisable and whether to pay any increased appreciation in cash or with shares of Envoy Medical Class A Common Stock, or a combination of both, except that the per share exercise price for the shares to be issued pursuant to the exercise of a stock appreciation right generally will be no less than 100% of the fair market value per share on the date of grant. Until shares are issued under a stock appreciation right, the participant will not have any right to vote or receive dividends or have any other rights as a stockholder with respect to such shares, and no adjustment will be made for a dividend or other right for which the record date is before the date such shares are issued, except as provided in the 2023 Plan, as summarized further above.

Restricted Stock

Restricted stock may be granted under the 2023 Plan. Restricted stock awards are grants of shares of New Envoy Class A Common Stock that may have vesting requirements as specified in the restricted stock award agreements adopted by the administrator. The administrator will determine the number of shares of restricted stock granted to any employee, director or consultant and, subject to the provisions of the 2023 Plan, will determine the terms and conditions of such awards. The administrator may impose whatever restrictions on transferability, forfeiture provisions or other restrictions or vesting conditions (if any) it determines to be appropriate (for example, the administrator may set restrictions based on the achievement of specific performance goals or continued service to us). The administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Restricted stock awards may be granted in consideration for cash, check, bank draft or money order, services rendered to Envoy Medical or any other form of legal consideration. Common stock acquired under a restricted stock award may, but need not, be subject to a share repurchase option in Envoy Medical’s favor in accordance with a vesting schedule to be determined by the administrator. A restricted stock award may be transferred only upon such terms and conditions as set by the administrator. Recipients of restricted stock awards generally will have voting rights and rights to dividends and other distributions with respect to such shares upon grant, unless the administrator provides otherwise. If such dividends or distributions are paid in shares, the shares will be subject to the same restrictions on transferability and forfeitability as the share of restricted stock with respect to which they were paid. Shares of restricted stock that do not vest are subject to the right of repurchase or forfeiture.

Restricted Stock Units

Restricted stock units may be granted under the 2023 Plan. Each restricted stock unit is a bookkeeping entry representing an amount equal to the fair market value of one share of Envoy Medical Class A Common Stock. Subject to the provisions of the 2023 Plan, the administrator determines the terms and conditions of restricted stock units, including any vesting criteria and the form and timing of payment, as specified in the restricted stock unit award agreements adopted by the administrator. The administrator, in its sole discretion, may pay earned restricted stock units in the form of cash, shares, or a combination of both. Restricted stock unit awards may be granted in consideration for any form of legal consideration. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award. Except as otherwise provided in the applicable award agreement, restricted stock units that have not vested will be forfeited upon the participant’s cessation of continuous service for any reason. Notwithstanding the foregoing, the administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed.

Performance Awards

Performance awards may be granted under the 2023 Plan. Performance awards are awards that may be earned in whole or in part upon the attainment of performance goals or other vesting criteria that the administrator may determine and may be denominated in cash or stock. Subject to the terms and conditions of the 2023 Plan, the administrator can structure such awards so that the stock or cash will be issued or paid pursuant to such award only following the achievement of certain pre-established performance goals during a designated performance period. Performance awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, Envoy Medical Class A Common Stock. Notwithstanding the foregoing, the administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed.

Other Awards

The administrator may grant other awards based in whole or in part by reference to Envoy Medical Class A Common Stock. The administrator will set the number of shares under the award and all other terms and conditions of such awards.

Non-Employee Director Eligibility

All outside (non-employee) directors will be eligible to receive all types of awards (except for incentive stock options) under the 2023 Plan.

Non-Transferability of Awards

Unless the administrator provides otherwise, the 2023 Plan generally does not allow for the transfer of awards other than by will or the laws of descent and distribution, and only the recipient of an award may exercise an award during his or her lifetime. If the administrator makes an award transferable, such award will contain such additional terms and conditions as the administrator deems appropriate.

Dissolution or Liquidation

Unless otherwise provided in the award agreements, if there is a proposed liquidation or dissolution of Envoy Medical, all awards, to the extent that they have not been previously exercised or vested, will terminate immediately before the consummation of such event. However, the Board may determine to cause some or all awards to become fully vested or exercisable before the dissolution or liquidation.

Corporate Transaction

In the event of a corporate transaction, the outstanding awards may be treated in accordance with one or more of the following methods as determined by the Board in its sole discretion: (i) settle such awards for an amount of cash or securities, where in the case of stock options and stock appreciation rights, the value of such amount will be equal to the in-the-money spread value of such awards; (ii) provide for the assumption or substitution of such awards with new awards that will substantially preserve the applicable terms of any affected awards previously granted under the

2023 Plan; (iii) modify the terms of such awards to add events, conditions or circumstances (including termination of employment or service within a specified period after a corporate transaction) upon which the vesting of such awards will accelerate; (iv) deem any performance conditions satisfied at target, maximum or actual performance through closing or provide for the performance conditions to continue after closing or (v) provide that for a period of at least 20 days prior to the corporate transaction, any stock options or stock appreciation rights that would not otherwise become exercisable prior to the corporate transaction will be exercisable and that any stock options or stock appreciation rights not exercised prior to the consummation of the corporate transaction will terminate after the closing.

Under the 2023 Plan, a corporate transaction is generally the consummation of (1) a sale or other disposition of all or substantially all of Envoy Medical’s assets, (2) a sale or other disposition of at least 50% of the total combined voting power of Envoy Medical’s outstanding securities, (3) a merger, consolidation or similar transaction following which Envoy Medical is not the surviving corporation, (4) a merger, consolidation or similar transaction following which Envoy Medical is the surviving corporation but (x) the shares of common stock outstanding immediately prior to such transaction are converted or exchanged into other property by virtue of the transaction or (y) the securities possessing more than 50% of the total combined voting power of Envoy Medical’s outstanding securities are transferred to a person or persons different from those who held such securities prior to such merger or (5) a complete liquidation or dissolution of Envoy Medical.

Forfeiture and Clawback

Awards will be subject to any clawback policy Envoy Medical is required to adopt pursuant to the listing standards of any national securities exchange or association on which Envoy Medical securities are listed or as is otherwise required by applicable laws. The administrator also may specify in an award agreement that the participant’s rights, payments and benefits with respect to an award will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition upon the occurrence of certain specified events. The administrator may require a participant to forfeit or return to Envoy Medical or reimburse Envoy Medical for all or a portion of the award and any amounts paid under the award in order to comply with any clawback policy of Envoy Medical as described in the first sentence of this paragraph or with applicable laws.

Amendment or Termination

The 2023 Plan will continue in effect until terminated by the administrator. However, no incentive stock options may be granted after the ten-year anniversary of the adoption of the 2023 Plan by the Board in September 2023. In addition, the administrator will have the authority to amend, suspend, or terminate the 2023 Plan or any part of the 2023 Plan, at any time and for any reason, but such action generally may not materially impair the rights of any participant without his or her written consent. No awards may be granted under the 2023 Plan while it is suspended or after it is terminated.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2023 Plan. The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the income tax laws of any municipality, state or non-U.S. jurisdiction in which the participant may reside. As a result, tax consequences for any particular participant may vary based on individual circumstances. This summary is not intended as tax advice to participants, and participants should consult their own tax advisors.

Incentive Stock Options

A participant generally recognizes no taxable income for ordinary income tax purposes as a result of the grant or exercise of an option that qualifies as an incentive stock option under Section 422 of the Code. If a participant exercises the option and then later sells or otherwise disposes of the shares acquired through the exercise of the option after both the two-year anniversary of the date the option was granted and the one-year anniversary of the date of exercise of the option, the participant will recognize a capital gain or loss equal to the difference between the sale price of the shares and the exercise price.

However, if the participant disposes of such shares either on or before the two-year anniversary of the date of grant or on or before the one-year anniversary of the date of exercise of the option (a “disqualifying disposition”), any gain up to the excess of the fair market value of the shares on the date of exercise over the exercise price generally will be taxed as ordinary income, unless the shares are disposed of in a transaction in which the participant would not recognize a gain (such as a gift). Any gain in excess of that amount will be a capital gain. If a loss is recognized with respect to the share disposition, there will be no ordinary income, and such loss will be a capital loss.

For purposes of the alternative minimum tax, the difference between the option exercise price and the fair market value of the shares on the date of exercise of the option is treated as an adjustment item in computing the participant’s alternative minimum taxable income in the year of exercise (unless the shares are disposed of in the same year as the option exercise). In addition, special alternative minimum tax rules may apply to certain subsequent disqualifying dispositions of the shares or provide certain basis adjustments or tax credits.

Nonstatutory Stock Options

A participant generally recognizes no taxable income for ordinary income tax purposes as a result of the grant of such an option. However, upon exercising the option, the participant generally recognizes ordinary income equal to the amount that the fair market value of the shares on such date exceeds the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale or other disposition of the shares acquired by the exercise of a nonstatutory stock option, any gain or loss (based on the difference between the sale price and the fair market value on the exercise date) will be taxed as capital gain or loss.

Stock Appreciation Rights

In general, no taxable income for ordinary income tax purposes is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Restricted Stock Awards

A participant acquiring shares of restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the vesting date. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant, pursuant to Section 83(b) of the Code, may elect to accelerate the ordinary income tax event to the date of acquisition of the shares by filing an election with the IRS generally no later than thirty days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Restricted Stock Units and Performance Awards

There generally are no immediate tax consequences of receiving an award of restricted stock units or a performance award. A participant who is granted restricted stock units or performance awards generally will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such participant at the time of settlement of the award upon vesting. If the participant is an employee, generally such ordinary income is subject to income tax withholding and certain employment tax withholdings. Any additional gain or loss recognized upon any later disposition of any shares received would be capital gain or loss.

Section 409A

Section 409A of the Code (“Section 409A”) provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards with a deferral feature granted under the 2023 Plan to a participant subject to U.S. income tax will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with the requirements of Section 409A, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION UPON PARTICIPANTS AND ENVOY MEDICAL WITH RESPECT TO AWARDS UNDER THE 2023 PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE IMPACT OF EMPLOYMENT OR OTHER TAX REQUIREMENTS, THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH, OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR NON-U.S. JURISDICTION IN WHICH THE PARTICIPANT MAY RESIDE.

New Plan Benefits

The awards, if any, that will be made to eligible persons under the 2023 Plan are subject to the discretion of the Compensation Committee and, therefore, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to our executive officers, employees and directors under the 20232 Plan. Therefore, a New Plan Benefits Table has not been provided.

Registration with the SEC

The issuance of all 4,000,000 shares of Class A Common Stock reserved for issuance under the 2023 have been registered by Envoy Medical under a registration statement on Form S-8. No additional shares will be registered as a result of the Plan Amendment.

Vote Required

Assuming a quorum is present, the affirmative vote of a majority of the shares of Class A Common Stock of Envoy Medical represented at the Annual Meeting, either in person or by proxy, and entitled to vote is required to approve the compensation of our named executive officers. This vote is advisory and is not binding on the Company, the Board or the Compensation Committee.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE PLAN AMENDMENT TO AMEND THE 2023 PLAN.

CORPORATE GOVERNANCE

The Board believes that adherence to good corporate governance principles is essential to running our business efficiently, to maintaining our integrity in the marketplace, and to ensuring that the Company is managed for the long-term benefit of our stockholders. The Board recognizes that maintaining and ensuring good corporate governance is a continuous process. The Board has adopted the Code of Business Conduct and Ethics of Envoy Medical, Inc. (the “Code of Ethics”) and a charter for each standing committee of the Board. The Code of Ethics and the Charters of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee, as amended from time to time, are available on the Company’s website at ir.envoymedical.com/ and will be provided in printed form to any stockholder who requests them from us. Requests should be directed to Corporate Secretary, Envoy Medical, Inc., 4875 White Bear Parkway, White Bear Lake, MN 55110.

Board of Directors

Our Bylaws provide that the size of the Board will be determined from time to time by resolution of the Board. Under our Bylaws, the Board is divided into three classes, each of which director class is elected for staggered three-year terms. Each director serves until the director’s successor is elected, or until the earlier death, resignation or removal of the director. Our Bylaws provide that members of the Board will be elected by a plurality vote of our stockholders.

Director Independence

The Board has determined that each of Chuck R. Brynelsen, Michael Crowe, Susan J. Kantor, Mona Patel, and Janis Smith-Gomez qualifies as an independent director under the Nasdaq Listing Rules. In evaluating independence, the Board considered all relevant relationships affecting director independence.

Board Leadership Structure

The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide effective oversight of management. Our Bylaws and Principles of Corporate Governance do not restrict the Board’s ability to combine or separate the positions of Chairman of the Board and Chief Executive Officer. The roles of Chair of the Board and Chief Executive Officer are held by different individuals. At this time, the Board believes that this structure provides an efficient and effective leadership model for our Company, facilitates efficient and open communication between our directors and management team, and helps to involve our other independent Board members in Board activities and decision making.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers have, during the past ten years, been involved in any legal proceedings described in subparagraph (f) of Item 401 of Regulation S-K.

Risk Oversight

The Board oversees risk management related to the Company and its business as a whole, including its strategy, business performance, capital structure, management selection, compensation programs, stockholder engagement, corporate reputation, and ethical business practices. The Board discharges various aspects of its oversight responsibilities through its standing committees, which in turn report to the Board regularly regarding their activities. The Audit Committee represents the Board by periodically reviewing the Company’s accounting, reporting and financial practices, including the integrity of its financial statements and the surveillance of administrative and financial controls, as well as enterprise risk management, cyber risk and review of related party transactions. Through its regular meetings with management, including the finance, legal, internal audit and information technology functions, the Audit Committee will review and discuss all significant areas of the Company’s business and summarize for the Board all areas of risk and the appropriate mitigating factors. The nominating and corporate governance committee provides oversight over compliance with legal and regulatory requirements, ethics and whistleblower matters. The Compensation Committee reviews the Company’s incentive compensation arrangements to determine whether they encourage excessive risk-taking and discuss with management the relationship between risk management policies and practices and compensation. In addition, the Board receives periodic detailed operating performance reviews from management.

Code of Ethics; Insider Trading Policy

The Board has adopted a code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. Our code of business conduct and ethics and corporate governance guidelines are available under the Corporate Governance Section of our website at ir.envoymedical.com. In addition, we intend to post on our website all disclosures that are required by law or the listing standards of Nasdaq concerning any amendments to, or waivers from, any provision of our code of business conduct and ethics. The reference to our website address does not constitute incorporation by reference of the information contained in or available or accessible through our website, and you should not consider it to be a part of this Proxy Statement.

The Board has adopted a Policy on Inside Information and Insider Trading (the “Insider Trading Policy”) that governs the purchase, sale and other dispositions of our securities by directors, officers and employees, which the Company believes to be reasonably designed to promote compliance with insider trading laws, rules and regulations and applicable Nasdaq listing standards. Additionally, under the Insider Trading Policy, executive officers and directors are prohibited from holding Envoy Medical securities in a “margin” account and from engaging in hedging and other monetization transactions, such as such as prepaid variable forwards, equity swaps, collars and exchange funds, involving our securities.

Policies and Practices for Granting Certain Equity Awards

Since completion of the Business Combination, the Company has made equity incentive awards (i) to all pre-Business Combination employees and to the non-employee directors then serving on the Board in October 2023, shortly after the completion of the Business Combination and adoption of the 2023 Plan; and (ii) to new hires and newly appointed directors. In determining the timing and terms of equity incentive awards, the Compensation Committee has not taken material nonpublic information into account with respect to timing or terms of awards, other than to the extent that nonpublic performance information may be considered when evaluating performance of officers, directors, and employees in relation to award amounts. The Compensation Committee has not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

Following completion of the Business Combination and through the end of 2024, the Board met eight times. The standing committees of the Board are the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. During 2024, the Audit Committee met 11 times, the Compensation Committee met 4 times, and the Nominating and Corporate Governance Committee met 8 times. All directors other than Mr. Taylor attended at least 75% of the meetings of the board of directors and any committees on which they served.

Executive Sessions; Attendance at Annual Meeting of Stockholders

The independent members of the Board regularly meet outside the presence of management. The Audit Committee has adopted a policy of meeting in executive session, without management being present, on a regular basis. During 2024, the members of the Audit Committee met in executive session at each regular meeting.

The Board’s policy is that each member of the Board should attend our annual meetings of stockholders whenever practical. Each of Mr. Brynelsen, Mr. Crowe, Ms. Kantor, Mr. Lucas, Ms. Patel, and Ms. Smith-Gomez attended the 2024 Annual Meeting.

Audit Committee

We have established an Audit Committee in accordance with Section 3(a)(58)(A) of the Exchange Act. The primary duties and responsibilities of our Audit Committee are to oversee (1) the integrity of our accounting and financial reporting processes and the audits of our financial statements; (2) our systems of internal controls; (3) our Code of Ethics; and (4) our compliance with legal and regulatory requirements. In addition, our Audit Committee appoints and monitors the independence, qualifications and performance of our independent auditors, provides an avenue of communication between our independent auditors, management and the Board, and reviews and approves related party transactions as required by the Nasdaq Listing Rules.

Ms. Kantor, Ms. Patel, and Ms. Smith-Gomez are the members of our Audit Committee. The members of the Audit Committee are “independent directors” as that term is defined in Rules 5605(a)(2) and 5605(c)(2)(A) of the Nasdaq Listing Rules and Rule 10A-3 of the Exchange Act. The Board has determined that Ms. Kantor is an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K. The Audit Committee operates under a written charter that satisfies the applicable standards of the SEC and the Nasdaq Listing Rules.

Compensation Committee

We have established a Compensation Committee, which sets the compensation of our chief executive officer and other executive officers. The Compensation Committee also approves the issuance of stock options and other awards that may be granted under our equity compensation plans. Additionally, the Compensation Committee reviews and evaluates, on an annual basis, the Compensation Committee charter and performance.

Our Compensation Committee has approved the compensation arrangements currently in place for our named executive officers. The Compensation Committee evaluates the performance of our Chief Executive Officer and determines his compensation based on this evaluation without our Chief Executive Officer present during voting or deliberations on his compensation. With respect to the other named executive officers, the Compensation Committee considers the recommendations of our Chief Executive Officer as to performance evaluations and recommended compensation arrangements.

The Compensation Committee may approve executive compensation arrangements or, in its discretion, may recommend such matters to the full Board for approval. Pursuant to its charter, the Compensation Committee may delegate any of its responsibilities to a subcommittee comprised of one or more members of the Compensation Committee.

Ms. Patel, Mr. Brynelsen, and Mr. Crowe are the members of our Compensation Committee. The members of the Compensation Committee are “independent directors” as that term is defined in Rule 5605(a)(2) of the Nasdaq Listing Rules and qualify as “non-employee directors” under Rule 16b-3 of the Exchange Act.

Nominating and Corporate Governance Committee

We have established a Nominating and Corporate Governance Committee. Ms. Smith-Gomez, Ms. Kantor, and Mr. Brynelsen are the members of our Nominating and Corporate Governance Committee. The members of the Nominating and Corporate Governance Committee are “independent directors” as that term is defined in Rule 5605(a)(2) of the Nasdaq Listing Rules. The principal functions of the Nominating and Corporate Governance Committee are to:

•        identify and evaluate potential candidates for the Board and committee positions;

•        recommend to the Board a slate of nominees for election as directors at our annual meetings of stockholders;

•        recommend to the Board individuals to be appointed to the Board in connection with vacancies or newly created director positions and the termination of directors for cause or other appropriate reasons;

•        review the size and composition of the Board and its committees;

•        make recommendations to the full Board regarding director compensation;

•        oversee our corporate governance practices; and

•        develop, recommend and oversee an annual evaluation process for the Board and management.

QUALIFICATIONS OF CANDIDATES FOR ELECTION TO THE BOARD

The Nominating and Corporate Governance Committee identifies and recommends candidates it believes are qualified to stand for election as directors of Envoy Medical or to fill any vacancies on the Board. In identifying director candidates, the Nominating and Corporate Governance Committee may retain third party search firms.

In order to evaluate and identify director candidates, the Nominating and Corporate Governance Committee considers the suitability of each director candidate, including the current members of the Board, in light of the current size, composition and current perceived needs of the Board. The Nominating and Corporate Governance Committee seeks highly qualified and experienced director candidates and considers many factors in evaluating such candidates, including understanding of a director’s role and responsibilities; ability to understand basic financial statements; knowledge of the Company’s business and industry; high moral character and judgment; willingness to abide by the Company’s policies and applicable rules and regulations; ability to devote requisite time and energy toward fulfilling the Board’s responsibilities; and being able to work collegially with others. In addition, in evaluating directors and director nominees, the current composition of the Board shall be considered with respect to the breadth of skills, knowledge, and diversity represented by the Board. The Nominating and Corporate Governance Committee does not assign any particular weight or priority to any of these factors.

The Nominating and Corporate Governance Committee may review director candidates by reviewing information provided to it, through discussions with persons familiar with the candidate, or other actions that the Nominating and Corporate Governance Committee deems proper. After such review and consideration, the Nominating and Corporate Governance Committee designates any candidates who are to be interviewed and by whom they are to be interviewed. After interviews, the Nominating and Corporate Governance Committee recommends for Board approval of any new directors to be nominated.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders in the same manner that it considers all director candidates. Stockholders who wish to nominate a qualified candidate for the 2025 Annual Meeting must submit such nomination in writing to our Corporate Secretary, Envoy Medical, Inc., 4875 White Bear Parkway, White Bear Lake, MN 55110, in accordance with the stockholder proposal requirements summarized under “Stockholder Proposals” below.

BOARD OF DIRECTORS VACANCIES

Our Bylaws authorize only the Board to fill vacant directorships, including newly created seats. In addition, the number of directors constituting the Board is permitted to be set only by a resolution adopted by the Board. These provisions prevent a stockholder from increasing the size of the Board and then gaining control of the Board by filling the resulting vacancies with its own nominees. This makes it more difficult to change the composition of the Board but promotes continuity of management.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Our stockholders may contact the Board, or any committee of the Board, by regular mail at Secretary, Envoy Medical, Inc., 4875 White Bear Parkway, White Bear Lake, MN 55110. All communications will be reviewed by management and, if appropriate to the duties and responsibilities of the Board, forwarded to the appropriate director or directors or to the full Board, as appropriate.

DIRECTOR COMPENSATION

The Company has approved and implemented a compensation program for its non-employee directors pursuant to which it pays its directors annual cash retainers for board and committee service. The Company also intends to grant an annual award to non-employee directors of shares of restricted stock. The details of this program have not yet been determined, but compensation under the program will be subject to the annual limits on non-employee director compensation set forth in the Envoy Medical, Inc. 2023 Equity Incentive Plan. All directors will also be reimbursed for their reasonable out-of-pocket expenses incurred while serving as directors.

The director compensation plan will be designed to attract and retain the most qualified individuals to serve on the Board in line with that of other public companies of a similar size. The Board, on the recommendation of our Compensation Committee, is responsible for reviewing and approving any changes to the directors’ compensation arrangements.

The table below sets forth the compensation paid to our non-employee directors during the fiscal year ended December 31, 2024. Mr. Crowe was appointed to the Board on June 7, 2024.

Name	Fees Earned/Paid in Cash ($)	Option Awards ($)(1)	Other Compensation ($)	Total Compensation ($)
Charles R. Brynelsen	$100,000	$—	—	$100,000
Michael Crowe(2)	$22,556	$37,859	—	$50,415
Susan Kantor	$100,000	$—	—	$100,000
Mona Patel	$40,000	$—	—	$40,000
Janis Smith-Gomez	$40,000	$—	—	$40,000
Glen A. Taylor(3)	$—	—	—	$—

____________

(1)      The amounts shown in this column represent the grant date fair values of option awards granted in 2024 as computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 718.

(2)      Represents pro rata compensation for the portion of the year served.

(3)      Mr. Taylor waived any director compensation based on his status as majority holder of our Class A Common Stock.

Security Ownership of Certain Beneficial Owners, Executive Management and Directors

The following table sets forth information known to us regarding the beneficial ownership of the Class A Common Stock as of April 10, 2025 by:

•        each person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of the Class A Common Stock;

•        each current named executive officer and director of the Company; and

•        all current executive officers and directors of the Company, as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and Warrants that are currently exercisable or exercisable within 60 days.

Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned Class A Common Stock.

The information below is based on an aggregate of 21,326,619 shares of Class A Common Stock issued and outstanding as of April 10, 2025. The table below does not reflect any possible redemptions from funds which acquired Class A Common Stock in the public markets and have not yet filed a corresponding Schedule 13G reflecting a change in ownership. In addition, the information below includes shares of Class A Common Stock issuable upon exercise of Shortfall Warrants and conversion of Series A Preferred Stock. Such shares are deemed outstanding for computing the percentage of the person holding such shares, but are not deemed outstanding for computing the percentage of any other person. Unless otherwise indicated, the Company believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.

	Class A Common Stock(2)
Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Five percent holders:
Anzu SPAC GP I LLC(3)	2,718,841	11.3%
Entities Affiliated with Meteora Capital, LLC(4)	3,318,023	9.9%
Named Executive Officers and Directors:
Brent T. Lucas(5)	1,088,592	4.9%
David R. Wells(6)	189,391	*
Charles R. Brynelsen(6)	55,122	*
Michael Crowe	0	—
Susan J. Kantor(7)	118,252	*
Mona Patel(8)	21,146	*
Janis Smith-Gomez(6)	16,146	*
Glen A. Taylor(9)	13,909,614	55.8%
All current directors and executive officers as a group (8 persons)(10)	15,398,263	58.9%

____________

*        Represents beneficial ownership of less than 1%.

(1)      Unless otherwise noted, the business address of each of the beneficial owners is c/o Envoy Medical, Inc., 4875 White Bear Pkwy, White Bear Lake, MN 55110.

(2)      Includes shares of Class A Common Stock issuable upon exercise of Shortfall Warrants, conversion of Series A Preferred Stock, exercise of Private Warrants, and exercise of stock options. Such shares are deemed outstanding for computing the percentage of the person holding such shares, but are not deemed outstanding for computing the percentage of any other person. Each Shortfall Warrant entitles the holder thereof to purchase one share of Class A Common Stock at a price of $10.46 per share, subject to adjustment. Shares of Series A Preferred Stock may be converted into shares of Class A Common Stock based on a conversion price of $11.50 per share, subject to certain customary adjustments in the event of certain events affecting the price of Class A Common Stock. Upon conversion, each share of Series A Preferred Stock will convert into a number of shares of Class A Common Stock equal to the quotient of (a) the Original Issuance Price divided by (b) the Conversion Price as of the Conversion Date. Private Warrants and stock options are exercisable for Class A Common Stock pursuant to the terms of individual agreements.

(3)      Beneficial ownership reflects information reported by Anzu SPAC GP I LLC (“Anzu GP”) in a Schedule 13D filed by Anzu SPAC GP I on December 26, 2024. Anzu GP’s beneficial ownership includes (i) 1,849,276 shares of Class A Common Stock issuable upon the conversion of 2,126,667 shares of Series A Preferred Stock received by Anzu GP in a private exchange offer for shares of Anzu Class B Common Stock and (ii) 869,565 shares of Class A Common Stock issuable upon the conversion of an aggregate of 1,000,000 shares of Series A Preferred Stock, which were issued to AICP III L.P., Anzu Industrial Capital Partners III, L.P. and Anzu Industrial Capital Partners III QP, L.P., each an affiliate of Anzu GP. Whitney Haring-Smith, David Seldin and David Michael share voting and investment control over shares held by Anzu GP by virtue of their shared control of Anzu GP. The business address of Anzu GP is 12610 Race Track Road, Suite 250 Tampa, FL 33626.

(4)      Includes (i) 28,416 shares of Class A Common Stock held directly by Meteora Capital Partners, LP, (ii) 20,425 shares of Class A Common Stock held directly by Meteora Select Trading Opportunities Master, LP, (iii) 9,453 shares of Class A Common Stock held directly by Meteora Special Opportunity Fund I, LP, (iv) 1,030 shares of Class A Common Stock held directly by Meteora Strategic Capital, LLC, (v) 3,209,511 shares of Class A Common Stock issuable upon the exercise of the Shortfall Warrants held directly by the Meteora FPA Parties, (vi) 26,142 shares of Class A Common Stock held directly by Boothbay Absolute Return Strategies, LP and (vii) 23,046 shares of Class A Common Stock held directly by Boothbay Diversified Alpha Master Fund, LP (collectively, the “Meteora Funds”). Meteora Capital, LLC serves as investment manager to the Meteora Funds. Vik Mittal serves as the Managing Member of Meteora Capital, LLC. The Meteora FPA Parties are subject to a blocker which prevents them from exercising their Shortfall Warrants to the extent that, upon such exercise, the Meteora Funds would collectively beneficially own in excess of 9.99% of shares of Class A Common Stock outstanding as a result of the exercise.

(5)      Includes (i) 200,780 shares of Class A Common Stock held directly by Mr. Lucas, (ii) 775,889 shares of Class A Common Stock issuable upon exercise of stock options, (iii) 110,987 shares of Class A Common Stock issuable upon exercise of Public Warrants, (iv) 1,972 shares of Class A Common Stock held by Mr. Lucas’s spouse, (v) 5,991 shares of Class A Common Stock held by the Brent T. Lucas Irrevocable Trust of which Mr. Lucas is a beneficiary, and (vi) 12,720 shares of Class A Common Stock held by the Brent T. Lucas Family Education Trust of which Mr. Lucas’ children are beneficiaries and Mr. Lucas is a trustee.

(6)      Represents shares issuable upon exercise of stock options.

(7)      Includes 40,365 shares issuable upon exercise of stock options.

(8)      Includes 16,146 shares issuable upon exercise of stock options.

(9)      Includes (i) 2,953,607 shares of Class A Common Stock held by Mr. Taylor directly, (ii) 2,526,058 shares of Class A Common Stock held by Taylor Sports Group of which Mr. Taylor is the owner and chairman, (iii) 4,810,384 shares of Class A Common Stock held by GAT Funding, LLC (“GAT”), which Mr. Taylor controls, (iv) 869,565 shares of Class A Common Stock issuable upon the conversion of 1,000,000 shares of Series A Preferred Stock, which were issued to GAT pursuant to the convertible promissory note that the Company entered into with GAT Funding, LLC concurrently with the Business Combination Agreement, and (v) 2,750,000 shares of Class A Common Stock issuable upon exercise of stock purchase warrants held by GAT, which were issued in connection with debt financing provided by GAT to the Company.

(10)    Includes an aggregate of 4,816,584 shares issuable upon exercise of stock options and warrants.

EXECUTIVE OFFICERS

The following table identifies our current executive officers, the positions they hold, and their current age. Our executive officers are appointed by the Board of Directors to hold office until their successors are elected or their earlier death, resignation or removal.

Name	Age	Positions
Brent T. Lucas	43	Chief Executive Officer; Director
David R. Wells	62	Chief Financial Officer

For biographical information about Mr. Lucas, please refer to Proposal 1 entitled “Election of Directors.” Biographical information about Mr. Wells as follows:

David R. Wells, Chief Financial Officer

David R. Wells has served as our Chief Financial Officer since the closing of the Business Combination. He possesses over 30 years of experience in finance, operations and administrative positions. While mainly focused on medical and technology companies, Mr. Wells has also worked in the water treatment, supply-chain management, manufacturing and professional services industries. In December 2022 Mr. Wells joined the Board of Directors of Heart Test Laboratories, Inc. (dba ‘HeartSciences’, NASDAQ: HSCS), which is developing a cardiac device which seeks to bridge today’s “diagnostic gap” in cardiac care by providing effective front-line solutions that assist in the detection of heart disease in at-risk patients. From June 2021 to September 2022, Mr. Wells served as Chief Financial Officer of GHS Investments, LLC, a privately held “super value” fund focused on investing in small-to-mid cap companies. From June 2014 to June 2021 he served as the Chief Financial Officer of ENDRA Life Sciences (Nasdaq: NDRA), a publicly traded clinical diagnostics technology company. Mr. Wells directed ENDRA’s initial public offering and subsequently helped raise an additional $55 million across multiple transactions. Also, in June 2021 David founded Atlas Bookkeeping, LLC, a technology-based financial services firm that provides bookkeeping and reporting services for emerging growth and small cap public and privately held companies. Mr. Wells holds an MBA from Pepperdine University and a BS in Finance and Entrepreneurship from Seattle Pacific University.

EXECUTIVE COMPENSATION

The policies of the Company with respect to the compensation of its executive officers are administered by the Board in consultation with the Compensation Committee. We may also rely on data and analyses from third parties, such as compensation consultants, in connection with its compensation programs. We intend to design and implement programs to provide for compensation that is sufficient to attract, motivate and retain executives of the Company and potential other individuals and to establish an appropriate relationship between executive compensation and the creation of stockholder value.

For the years ended December 31, 2024 and December 31, 2023, our named executive officers were Brent T. Lucas, our Chief Executive Officer, and David R. Wells, our Chief Financial Officer.

Summary Compensation Table

The following table sets forth information concerning the compensation of the named executive officers for the years ended December 31, 2024 and 2023.

Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	Nonequity Incentive Compensation ($)	All Other Compensation ($)	Total ($)
Brent T. Lucas	2024	$400,542	—	—	—	$400,542
Chief Executive Officer and director	2023	$303,658	$1,395,866	—	—	$1,699,524
David R. Wells	2024	$315,342	—	39,875	—	$355,217
Chief Financial Officer	2023	$118,239	$465,289	—	—	$583,528

____________

(1)      The amounts shown in this column represent the grant date fair values of option awards as computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 718. Refer to “Note 12 — Stock-Options” in the audited financial statements included in Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2024 for a discussion of the assumptions used in calculating the award amount.

Outstanding Equity Awards at Fiscal Year-End

The following table presents information regarding outstanding equity awards held by Envoy Medical’s named executive officers as of December 31, 2024:

	Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable Options (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date
Brent T. Lucas	10/15/2023	672,030	(1)	207,719	(1)	$2.40	10/15/2033
David R. Wells	10/15/2023	0		293,250	(2)	$2.40	10/15/2033

____________

(1)      Options to purchase 659,811 shares vested on October 15, 2023, and the remaining 219,938 shares vest pro rata on the 15th of each month thereafter for 36 consecutive months.

(2)      Options to purchase 73,313 shares vested on October 15, 2024, and the remaining 219,937 shares vest pro rata on the 15th of each month thereafter for 36 consecutive months.

Narrative Disclosure to Summary Compensation Table

The primary element of compensation for Envoy Medical’s named executive officers is base salary. Named executive officers may also be eligible from time to time to be awarded annual performance bonuses and may be issued stock options or other stock-based compensation. Envoy Medical’s named executive officers further participate in employee benefit plans and programs that Envoy Medical offers to its other employees, as described below.

Envoy Medical’s executive compensation program is designed to attract, retain and reward key employees, to incentivize them based on the achievement of key performance goals, and to align their interests with the interests of Envoy Medical’s stockholders.

Annual Base Salaries

The base salaries of Envoy Medical’s named executive officers are subject to periodic review by the Compensation Committee of the Board. Mr. Lucas received base salaries of $400,542 and $303,658 for 2024 and 2023, respectively. Mr. Wells received a base salary of $315,342 for 2024 and $118,239 for 2023, respectively, with the 2023 base salary annualized based on the portion of the year served.

Non-Equity Incentive Compensation

Envoy Medical’s named executive officers may be awarded an annual bonus in the discretion of the Compensation Committee. For 2024, Mr. Wells was paid an annual bonus of $39,875. Neither Mr. Lucas nor Mr. Wells was paid an annual bonus in 2023.

Executive Officer Employment Agreements

Brent T. Lucas

On October 16, 2023, the Company entered into a written employment agreement (the “Lucas Employment Agreement”) with its Chief Executive Officer, Brent T. Lucas. The Lucas Employment Agreement has an initial term of five years, subject to automatic renewal for an additional one-year terms unless either party provides 90 days’ written notice of non-renewal. The Lucas Employment Agreement provides for an initial base salary of $400,000 annually, subject to periodic review and increase by the Compensation Committee. The base salary may not be decreased unless it is part of a salary reduction applicable to all employees or all management employees, and with Mr. Lucas’ consent.

Under the Lucas Employment Agreement, Mr. Lucas is entitled to participate in the restricted stock unit or other long-term equity incentive compensation plan, program or arrangement (“Incentive Compensation”) expected to be adopted by the Company and generally made available to the Company’s executive officers.

If the Company terminates Mr. Lucas’s employment for any reason (i) other than “Cause;” (ii) other than death; (iii) other than “Disability;” or if Mr. Lucas resigns for “Good Reason,” the Company will pay him (v) earned but unpaid salary, and earned but unpaid Incentive Compensation, if applicable as of the date of termination of the Lucas Employment Agreement; (w) the benefits, if any, to which he is entitled as a former employee; (x) continuation of health insurance coverage for two years (or until he is covered under the health insurance of a new employer); (y) payment for the cost of an executive search firm reasonably selected by Mr. Lucas; and (z) a continuation of base salary for one year after the date of termination, payable monthly.

In the event of Mr. Lucas’s death or Disability (as defined in the Lucas Employment Agreement), the Company will pay Mr. Lucas or his surviving beneficiary (i) in a lump sum within thirty days following the date of his death or termination for Disability, any other benefits to which Mr. Lucas is then entitled under the Company’s applicable benefit plans and programs as of such date, and (ii) in a lump sum within thirty days following the date of his death or termination for Disability, his earned but unpaid salary as of such date. In addition, in the event the Lucas Employment Agreement is terminated for Disability, Mr. Lucas shall receive severance pay with an aggregate value equal to the sum of one year of his base salary at the rate in effect on the date of such termination for Disability.

David R. Wells

On August 15, 2023, the Company entered into a written employment agreement (the “Wells Employment Agreement”) with its Chief Financial Officer, David R. Wells. The Wells Employment Agreement has an initial term of three years with automatic renewal for additional one-year terms unless either party provides 90 days’ written notice of non-renewal. The base salary for the Wells Employment Agreement is $315,000 and may be increased by a vote of the Board or the Compensation Committee. Mr. Wells’ base salary may not be adjusted downward unless it is part of a salary reduction applicable to all employees or all management employees and with Mr. Wells’ written consent. Mr. Wells is also entitled to receive Incentive Compensation.

If the Company terminates Mr. Wells’ employment for any reason (i) other than “Cause;” (ii) other than death; (iii) other than “Disability;” or if Mr. Wells resigns for “Good Reason,” the Company will pay him (x) earned but unpaid salary, and earned but unpaid Incentive Compensation, if applicable as of the date of termination of the Employment Agreement; (y) the benefits, if any, to which he is entitled as a former employee; and (z) a continuation of base salary for one year following the date of termination, payable monthly. In the event of Mr. Wells’ death or Disability (as defined in the Wells Employment Agreement), the Company will pay Mr. Wells or his surviving beneficiary (i) in a lump sum within thirty days following the date of his death or termination for Disability, any other benefits to which Mr. Wells is then entitled under the Company’s applicable benefit plans and programs as of such date, and (ii) in a lump sum within thirty days following the date of his death or termination for Disability, his earned but unpaid salary as of such date. In addition, in the event the Employment Agreement is terminated for Disability, Mr. Wells shall receive severance pay with an aggregate value equal to the sum of one year of his base salary at the rate in effect on the date of such termination for Disability.

Compensation Committee Interlocks and Insider Participation

As a smaller reporting company, we are not required to provide disclosure pursuant to this item.

Compensation Committee Report

As a smaller reporting company, we are not required to provide disclosure pursuant to this item.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders
2023 Equity Incentive Plan	2,295,904	(1)	$2.34	1,704,096	(2)
2023 Employee Stock Purchase Plan	32,758		1.94	267,242
Equity compensation plans not approved by security holders	—		—	—
Total	2,328,662		$2.29	1,971,338

____________

(1)      Represents options to purchase 2,295,904 shares of Class A Common Stock.

(2)      4,000,000 shares of Class A Common Stock have been authorized for issuance pursuant to awards under the 2023 Equity Incentive Plan, provided that pending approval of the Plan Amendment (as described in Proposal 4 above) the aggregate number of shares of Class A Common Stock that may be issued pursuant to awards under the Equity Incentive Plan will be 2,500,000 shares until the Acclaim CI obtains FDA approval.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Such officers, directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the fiscal year ended December 31, 2024, all Section 16(a) filing requirements applicable to its officers, directors and 10% stockholders were timely complied with, other than a Form 4 filed by Glen Taylor on December 17, 2024 for a transaction that occurred on December 11, 2024 and a Form 4 filed Anzu SPAC GP I LLC on December 26, 2024 with respect to transactions that occurred on December 20, 2024.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as described below, since January 1, 2024, there were no related party transactions arising or existing requiring disclosure under applicable Nasdaq Listing Rules or SEC rules and regulations.

Debt Financings

February 2024 Note

On February 27, 2024, the Company issued a promissory note (the “February 2024 Note”) with a principal amount of up to $10,000,000 to GAT Funding, LLC (“GAT”), an entity controlled by Glen Taylor, who is a member of the Company’s board of directors and controlling stockholder of the Company. The February 2024 Note has a five-year term and matures on February 27, 2029. The principal amount drawn bears interest at a rate of 8.0% per annum and is paid quarterly in arrears after the second anniversary of the February 2024 Note. Interest will accrue and not be paid for the first two years of the term and will compound and be added to the principal balance of the February 2024 Note on the first and second anniversary of the February 2024 Note. The Company may prepay the accrued interest and principal of the February 2024 Note without penalty, with 10 days’ notice. The Company drew $5,000,000 under the February 2024 Note on February 27, 2024, $2,500,000 on May 24, 2024, and $2,500,000 on July 22, 2024. The Company has not made any payments under the February 2024 Note, which has a $10,000,000 principal balance as of March 31, 2025.

As a commitment fee, the Company agreed to issue GAT warrants to purchase 250,000 shares of its Class A Common Stock for each $2,500,000 of principal funded under the February 2024 Note. The warrants have an exercise price equal to the closing price on the date of funding of the applicable tranche and a termination date as of the second anniversary of the initial closing under the February 2024 Note for all warrants. The Company issued GAT warrants to purchase 500,000 shares of Class A Common Stock at an exercise price of $1.24 per share on February 27, 2024, warrants to purchase 250,000 shares of Class A Common Stock at an exercise price of $3.04 per share on May 24, 2024, and warrants to purchase 250,000 shares of Class A Common Stock at an exercise price of $2.25 per share on July 22, 2024.

August 2024 Note

On August 27, 2024, the Company issued an additional promissory note (the “August 2024 Note”) with a principal amount of up to $10,000,000 to GAT. The August 2024 Note has a five year term and matures on August 27, 2029. The principal amount drawn bears interest at a rate of 8.0% per annum and is paid quarterly in arrears after the second anniversary of the August 2024 Note. Interest will accrue and not be paid for the first two years of the term and will compound and be added to the principal balance of the August 2024 Note on the first and second anniversary of the August 2024 Note. The Company may prepay the accrued interest and principal of the August 2024 Note without penalty, with 10 days’ notice. The Company drew $5,000,000 under the August 2024 Note on August 27, 2024 and an additional $5,000,000 on December 11, 2024. The Company has not made any payments under the August 2024 Note, which has a $10,000,000 principal balance as of March 31, 2025.

As a commitment fee, the Company agreed to issue GAT warrants to purchase 250,000 shares of its Class A Common Stock for each $2,500,000 of principal funded under the August 2024 Note. The warrant has an exercise price equal to the closing price on the date of funding of the applicable tranche and a termination date as of the second anniversary of the initial closing under the August 2024 Note for all warrants. The Company issued GAT warrants to purchase 500,000 shares of Class A Common Stock at an exercise price of $2.97 per share on August 27, 2024 and warrants to purchase 500,000 shares of Class A Common Stock at an exercise price of $2.20 per share on December 11, 2024.

March 2025 Note

On March 11, 2025, the Company issued an additional promissory note (the “March 2025 Note”) with a principal amount of up to $10,000,000 to GAT. The March 2025 Note has a five year term and matures on March 11, 2030. The principal amount drawn bears interest at a rate of 8.0% per annum and is paid quarterly in arrears after the second anniversary of the March 2025 Note. Interest will accrue and not be paid for the first two years of the term, and will compound and be added to the principal balance of the March 2025 Note on the first and second anniversary of the March 2025 Note. The Company may prepay the accrued interest and principal of the March 2025

Note without penalty, with 10 days’ notice. The Company drew $5,000,000 under the March 2025 Note on March 11, and $5,000,000 remains available to be drawn by the Company as needed. The Company has not made any payments under the March 2025 Note, which has a $5,000,000 principal balance as of March 31, 2025.

As a commitment fee, the Company agreed to issue GAT warrants to purchase 375,000 shares of its Class A Common Stock for each $2,500,000 of principal funded under the March 2025 Note. The warrant has an exercise price equal to the closing price on the date of funding of the applicable tranche and a termination date as of the second anniversary of the initial closing under the March 2025 Note. The Company issued GAT warrants to purchase 750,000 shares of Class A Common Stock at an exercise price of $1.35 per share on March 11, 2025.

Facility Lease

The Company leases its headquarters office space in Minnesota from Taylor Corporation, an entity controlled by Glen Taylor, who is a member of the Company’s board of directors and controlling stockholder of the Company, pursuant to a Lease Agreement, dated May 20, 2016, as amended to date (the “Lease”). The term of the Lease runs through 2030. The Company paid an aggregate of $180,000 under the lease in 2024 for rent, repayment of build out expenses, and shared utilities and other operating expenses for the facility.

AUDIT COMMITTEE REPORT

Management is responsible for Envoy Medical’s financial reporting process, including the system of internal controls, and for preparing Envoy Medical’s financial statements in accordance with accounting principles generally accepted in the United States of America. Our independent registered public accounting firm is responsible for auditing those financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America. The Audit Committee’s responsibility is to monitor and review these processes. The members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by Envoy Medical’s management and the independent registered public accounting firm.

During the year ended December 31, 2024, the Audit Committee, consisting of Susan J. Kantor (Chair), Mona Patel, and Janis Smith-Gomez held 10 meetings. The meetings were designed to, among other things, facilitate and encourage communication among the Audit Committee, management and Envoy Medical’s independent registered public accounting firm, Grant Thornton LLP (“Grant Thornton”). The Audit Committee discussed with Grant Thornton the overall scope and plans for its 2024 audit. The Audit Committee met with Grant Thornton, with and without management present, to discuss the results of its examinations and its evaluations of Envoy Medical’s system of internal controls.

During the meetings held in 2024, the Audit Committee reviewed and discussed, among other things:

•        Envoy Medical’s financial statements, its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and any reports received from the independent registered public accounting firm;

•        recent accounting pronouncements and the Company’s significant accounting policies;

•        disclosure controls and procedures and internal controls over financial reporting; and

•        engagement of Envoy Medical’s independent registered public accounting firm.

In March 2025, the Audit Committee reviewed and discussed the 2024 audited financial statements and notes to the financial statements proposed for inclusion in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 with management and Grant Thornton, including a discussion of the application of accounting principles generally accepted in the United States, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee also met with management and Grant Thornton to review, discuss, and approve for filing the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2024, June 30, 2024, and September 30, 2024, including a discussion of the application of accounting principles generally accepted in the United States, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. Each meeting to review and discuss the Company’s Annual and Quarterly Reports included executive sessions in which the Audit Committee held discussions with Grant Thornton outside the presence of management.

The Audit Committee also has discussed with our independent registered public accounting firm the firm’s independence from management, including whether the provision of non-audit services is compatible with maintaining the firm’s independence, and matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board. The Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by the Public Company Accounting Oversight Board regarding such firm’s communications with the Audit Committee concerning independence and has discussed with such firm its independence.

Based on this review and prior discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the Board that Envoy Medical’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 as filed with the SEC.

Audit Committee

Susan J. Kantor (Chair)
Mona Patel
Janis Smith-Gomez

STOCKHOLDER PROPOSALS

Any stockholder desiring to submit a proposal for action by the stockholders at our next annual meeting, which will be our 2026 Annual Meeting, must satisfy the requirements set for in the advance notice provision under our Bylaws. To be timely submitted for our 2026 Annual Meeting, any such proposal must be delivered in writing to our Corporate Secretary at the principal executive offices of the Company between the close of business on January 28, 2026 and the close of business on February 27, 2026. If the date of the 2026 Annual Meeting is advanced more than 30 days prior to or delayed by more than 70 days after the first anniversary of the 2025 Annual Meeting, notice by the stockholder must be delivered not earlier than the close of business on the 120th day prior to the 2026 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2026 Annual Meeting or, if later, the 10th day following the day on which public announcement of the date of the 2026 Annual Meeting is first made. Notice sent to the Company must comply with the requirements set forth in the Company’s Bylaws. You are advised to review the Company’s Bylaws, and due to the complexity of the respective rights of the stockholders and the Company in this area, you are advised to consult with your legal counsel with respect to such rights.

In addition to satisfying the foregoing provisions of our Bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-9 under the Exchange Act no later than March 29, 2026, which is 60 days prior to the anniversary of the 2025 Annual Meeting.

In addition, any stockholder proposal intended to be included in the proxy statement for the 2026 Annual Meeting must also satisfy Rule 14a-8 of the Exchange Act and be received no later than December 19, 2025. If the date of the 2026 Annual Meeting is moved by more than 30 days from the first anniversary of the 2025 Annual Meeting, then notice must be received within a reasonable time before we begin to print and send proxy materials.

By Order of the Board of Directors:
/s/ Brent T. Lucas
Chief Executive Officer, Director

Dated: April 18, 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2025
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON May 28, 2025.

The Notice, this Proxy Statement, and the Annual Report on Form 10-K are available at
www.iproxydirect.com/coch and on the Investor Relations section of Envoy Medical’s website at ir.envoymedical.com.

Annex A

ENVOY MEDICAL, INC THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – MAY 28, 2025, AT 3:00 PM CENTRAL TIME AT FAIRFIELD INN & SUITES, 1125 CO RD E EAST, VADNAIS HEIGHTS, MN 55110 CONTROL ID: REQUEST ID: The undersigned, a stockholder of Envoy Medical Inc. (the “Company”), hereby revoking any proxy heretofore given, does hereby appoint each of Brent Lucas and David Wells proxy, with power of substitution, for and in the name of the undersigned to attend the Annual Meeting of Stockholders of the Company to be held at Fairfield Inn & Suites, 1125 County Road E East, Vadnais Heights, MN 55110, on May 28, 2025, beginning at 3:00 p.m., Central Time, or at any adjournment or postponement thereof, and there to vote, as designated below. (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.) VOTING INSTRUCTIONS If you vote by phone, fax or internet, please DO NOT mail your proxy card. MAIL: Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope. FAX: Complete the reverse portion of this Proxy Card and Fax to 202-521-3464. INTERNET: https://www.iproxydirect.com/COCH PHONE: 1-866-752-VOTE(8683)

Annex A-1

ANNUAL MEETING OF THE STOCKHOLDERS OF ENVOY MEDICAL, INC PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Proposal 1 FOR WITHHOLD Election of Directors: CONTROL ID: Janis Smith-Gomez REQUEST ID: Chuck R. Brynelsen Proposal 2 FOR AGAINST ABSTAIN To ratify the appointment of Grant Thornton LLP as Envoy Medical’s independent registered public accounting firm for the year ending December 31, 2025. Proposal 3 FOR AGAINST ABSTAIN To approve, on an advisory basis, the Company’s named executive officer (NEO) compensation. Proposal 4 FOR AGAINST ABSTAIN To approve an amendment to the Envoy Medical, Inc. 2023 Equity Incentive Plan MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: • THE BOARD OF DIRECTORS RECOMMENDS VOTING ‘FOR’ PROPOSALS 1, 2, 3 AND 4. MARK HERE FOR ADDRESS CHANGE • New Address (if applicable): IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. Dated: 2025 (Print Name of Stockholder and/or Joint Tenant) (Signature of Stockholder) (Second Signature if held jointly)

Annex A-2

Annex B

Envoy Medical, Inc.

Amended and Restated
2023 Equity Incentive Plan

Adopted by the Board of Directors: April 17, 2023
Approved by the Stockholders: September 27, 2023
Amendment Approved by the Stockholders: __________

1.      General.

(a)         Plan Purpose.    The purpose of the Plan is to further align the interests of eligible participants with those of the Company’s stockholders by providing incentive compensation opportunities tied to the performance of the Company and its Common Stock. The Plan is intended to advance the interests of the Company and increase stockholder value by attracting, retaining and motivating key personnel upon whose judgment, initiative and effort the successful conduct of the Company’s business is largely dependent.

(b)         Available Awards.    The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) SARs; (iv) Restricted Stock Awards; (v) RSU Awards; (vi) Performance Awards; and (vii) Other Awards.

(c)         Adoption Date; Effective Date.    The Plan will come into existence on the Adoption Date, but no Award may be granted prior to the Effective Date.

2.      Shares Subject to the Plan.

(a)         Share Reserve.    Share Reserve. Subject to adjustment in accordance with Section 2(c) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will be 4,000,000 shares~~, provided that until such time as the Milestone is achieved the aggregate number of shares of Common Stock that may be issued pursuant to Awards will be 2,500,000 shares~~.

(b)         Aggregate Incentive Stock Option Limit.    Notwithstanding anything to the contrary in Section 2(a) and subject to any adjustments as necessary to implement any Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is 4,000,000 shares.

(c)         Share Reserve Operation.

(i)          Limit Applies to Common Stock Issued Pursuant to Awards.    For clarity, the Share Reserve is a limit on the number of shares of Common Stock that may be issued pursuant to Awards and does not limit the granting of Awards, except that the Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy its obligations to issue shares pursuant to such Awards. Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, Nasdaq Listing Rule 5635(c), NYSE Listed Company Manual Section 303A.08, NYSE American Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(ii)         Actions that Do Not Constitute Issuance of Common Stock and Do Not Reduce Share Reserve.    The following actions do not result in an issuance of shares under the Plan and accordingly do not reduce the number of shares subject to the Share Reserve and available for issuance under the Plan: (1) the expiration or termination of any portion of an Award without the shares covered by such portion of the Award having been issued; (2) the settlement of any portion of an Award in cash (i.e., the Participant receives cash rather than Common Stock); (3) the withholding of shares that would otherwise be issued by the Company to satisfy the exercise, strike or purchase price of an Award; or (4) the withholding of shares that would otherwise be issued by the Company to satisfy a tax withholding obligation in connection with an Award.

Annex B-1

(iii)        Reversion of Previously Issued Shares of Common Stock to Share Reserve.    The following shares of Common Stock previously issued pursuant to an Award and accordingly initially deducted from the Share Reserve will be added back to the Share Reserve and again become available for issuance under the Plan: (1) any shares that are forfeited back to or repurchased by the Company because of a failure to meet a contingency or condition required for the vesting of such shares; (2) any shares that are reacquired by the Company to satisfy the exercise, strike or purchase price of an Award; and (3) any shares that are reacquired by the Company to satisfy a tax withholding obligation in connection with an Award.

3.      Eligibility and Limitations.

(a)         Eligible Award Recipients.    Subject to the terms of the Plan, Employees, Directors and Consultants are eligible to receive Awards.

(b)         Specific Award Limitations.

(i)          Limitations on Incentive Stock Option Recipients.    Incentive Stock Options may be granted only to Employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code).

(ii)         Incentive Stock Option $100,000 Limitation.    To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(iii)        Limitations on Incentive Stock Options Granted to Ten Percent Stockholders.    A Ten Percent Stockholder may not be granted an Incentive Stock Option unless (1) the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant of such Option and (2) the Option is not exercisable after the expiration of five years from the date of grant of such Option.

(iv)        Limitations on Nonstatutory Stock Options and SARs.    Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A or unless such Awards otherwise comply with the requirements of Section 409A.

(c)         Aggregate Incentive Stock Option Limit.    The aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is the number of shares specified in Section 2(b).

4.      Options and Stock Appreciation Rights.

Each Option and SAR will have such terms and conditions as determined by the Board. Each Option will be designated in writing as an Incentive Stock Option or Nonstatutory Stock Option at the time of grant; provided, however, that if an Option is not so designated or if an Option designated as an Incentive Stock Option fails to qualify as an Incentive Stock Option, then such Option will be a Nonstatutory Stock Option, and the shares purchased upon exercise of each type of Option will be separately accounted for. Each SAR will be denominated in shares of Common Stock equivalents. The terms and conditions of separate Options and SARs need not be identical; provided, however, that each Option Agreement and SAR Agreement will conform (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(a)         Term.    Subject to Section 3(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified in the Award Agreement.

Annex B-2

(b)         Exercise or Strike Price.    Subject to Section 3(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will not be less than 100% of the Fair Market Value on the date of grant of such Award. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value on the date of grant of such Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code.

(c)         Exercise Procedure and Payment of Exercise Price for Options.    In order to exercise an Option, the Participant must provide notice of exercise to the Plan Administrator in accordance with the procedures specified in the Option Agreement or otherwise provided by the Company. The Board has the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by Applicable Law and as determined by the Board, by one or more of the following methods of payment to the extent set forth in the Option Agreement:

(i)          by cash or check, bank draft or money order payable to the Company;

(ii)         pursuant to a “cashless exercise” program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the exercise price to the Company from the sales proceeds;

(iii)        by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock that are already owned by the Participant free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) at the time of exercise the Common Stock is publicly traded, (2) any remaining balance of the exercise price not satisfied by such delivery is paid by the Participant in cash or other permitted form of payment, (3) such delivery would not violate any Applicable Law or agreement restricting the redemption of the Common Stock, (4) any certificated shares are endorsed or accompanied by an executed assignment separate from certificate, and (5) such shares have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such delivery;

(iv)        if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) such shares used to pay the exercise price will not be exercisable thereafter and (2) any remaining balance of the exercise price not satisfied by such net exercise is paid by the Participant in cash or other permitted form of payment; or

(v)         in any other form of consideration that may be acceptable to the Board and permissible under Applicable Law.

(d)         Exercise Procedure and Payment of Appreciation Distribution for SARs.    In order to exercise any SAR, the Participant must provide notice of exercise to the Plan Administrator in accordance with the SAR Agreement. The appreciation distribution payable to a Participant upon the exercise of a SAR will not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value on the date of exercise of a number of shares of Common Stock equal to the number of Common Stock equivalents that are vested and being exercised under such SAR, over (ii) the strike price of such SAR. Such appreciation distribution may be paid to the Participant in the form of Common Stock or cash (or any combination of Common Stock and cash) or in any other form of payment, as determined by the Board and specified in the SAR Agreement.

(e)         Transferability.    Options and SARs may not be transferred to third party financial institutions for value. The Board may impose such additional limitations on the transferability of an Option or SAR as it determines. In the absence of any such determination by the Board, the following restrictions on the transferability

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of Options and SARs will apply, provided that except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration and provided, further, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer:

(i)          Restrictions on Transfer.    An Option or SAR will not be transferable, except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may permit transfer of an Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, including to a trust if the Participant is considered to be the sole beneficial owner of such trust (as determined under Section 671 of the Code and applicable state law) while such Option or SAR is held in such trust, provided that the Participant and the trustee enter into a transfer and other agreements required by the Company.

(ii)         Domestic Relations Orders.    Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company and subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to a domestic relations order.

(f)          Vesting.    The Board may impose such restrictions on or conditions to the vesting and/or exercisability of an Option or SAR as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Options and SARs will cease upon termination of the Participant’s Continuous Service.

(g)         Termination of Continuous Service for Cause.    Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Options and SARs will terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous Service and the Participant will have no further right, title or interest in such forfeited Award, the shares of Common Stock subject to the forfeited Award, or any consideration in respect of the forfeited Award.

(h)         Post-Termination Exercise Period Following Termination of Continuous Service for Reasons Other than Cause.    Subject to Section 4(i), if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise his or her Option or SAR to the extent vested, but only within the following period of time or, if applicable, such other period of time provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)):

(i)          three months following the date of such termination if such termination is a termination without Cause (other than any termination due to the Participant’s Disability or death);

(ii)         12 months following the date of such termination if such termination is due to the Participant’s Disability;

(iii)        12 months following the date of such termination if such termination is due to the Participant’s death; or

(iv)        12 months following the date of the Participant’s death if such death occurs following the date of such termination but during the period such Award is otherwise exercisable (as provided in (i) or (ii) above).

Following the date of such termination, to the extent the Participant does not exercise such Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), such unexercised portion of the Award will terminate, and the Participant will have no further right, title or interest in the terminated Award, the shares of Common Stock subject to the terminated Award, or any consideration in respect of the terminated Award.

(i)          Restrictions on Exercise; Extension of Exercisability.    A Participant may not exercise an Option or SAR at any time that the issuance of shares of Common Stock upon such exercise would violate Applicable Law. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the last thirty days of the applicable Post-Termination Exercise Period: (i) the

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exercise of the Participant’s Option or SAR would be prohibited solely because the issuance of shares of Common Stock upon such exercise would violate Applicable Law, or (ii) the immediate sale of any shares of Common Stock issued upon such exercise would violate the Company’s Trading Policy, then the applicable Post-Termination Exercise Period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions); provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)).

(j)          Non-Exempt Employees.    No Option or SAR, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, will be first exercisable for any shares of Common Stock until at least six months following the date of grant of such Award. Notwithstanding the foregoing, in accordance with the provisions of the Worker Economic Opportunity Act, any vested portion of such Award may be exercised earlier than six months following the date of grant of such Award in the event of (i) such Participant’s death or Disability, (ii) a Corporate Transaction in which such Award is not assumed, continued or substituted, or (iii) such Participant’s retirement (as such term may be defined in the Award Agreement or another applicable agreement or, in the absence of any such definition, in accordance with the Company’s then current employment policies and guidelines). This Section 4(j) is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.

(k)         Whole Shares.    Options and SARs may be exercised only with respect to whole shares of Common Stock or their equivalents.

5.      Awards Other Than Options and Stock Appreciation Rights.

(a)         Restricted Stock Awards and RSU Awards.    Each Restricted Stock Award and RSU Award will have such terms and conditions as determined by the Board; provided, however, that each Restricted Stock Award Agreement and RSU Award Agreement will conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

(i)          Form of Award.

(1)         Restricted Stock Awards.    To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock subject to a Restricted Stock Award may be (A) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse, or (B) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. Unless otherwise determined by the Board, a Participant will have voting and other rights as a stockholder of the Company with respect to any shares subject to a Restricted Stock Award.

(2)         RSU Awards.    An RSU Award represents a Participant’s right to be issued on a future date the number of shares of Common Stock that is equal to the number of restricted stock units subject to the RSU Award. As a holder of an RSU Award, a Participant is an unsecured creditor of the Company with respect to the Company’s unfunded obligation, if any, to issue shares of Common Stock in settlement of such Award and nothing contained in the Plan or any RSU Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between a Participant and the Company or an Affiliate or any other person. A Participant will not have voting or any other rights as a stockholder of the Company with respect to any RSU Award (unless and until shares are actually issued in settlement of a vested RSU Award).

(ii)         Consideration.

(1)         Restricted Stock Awards.    A Restricted Stock Award may be granted in consideration for (A) cash or check, bank draft or money order payable to the Company, (B) services to the Company or an Affiliate, or (C) any other form of consideration as the Board may determine and permissible under Applicable Law.

(2)         RSU Awards.    Unless otherwise determined by the Board at the time of grant, an RSU Award will be granted in consideration for the Participant’s services to the Company or an Affiliate, such that the Participant will not be required to make any payment to the Company (other than such services) with

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respect to the grant or vesting of the RSU Award, or the issuance of any shares of Common Stock pursuant to the RSU Award. If, at the time of grant, the Board determines that any consideration must be paid by the Participant (in a form other than the Participant’s services to the Company or an Affiliate) upon the issuance of any shares of Common Stock in settlement of the RSU Award, such consideration may be paid in any form of consideration as the Board may determine and permissible under Applicable Law.

(iii)        Vesting.    The Board may impose such restrictions on or conditions to the vesting of a Restricted Stock Award or RSU Award as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Restricted Stock Awards and RSU Awards will cease upon termination of the Participant’s Continuous Service.

(iv)        Termination of Continuous Service.    Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason, (1) the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant under his or her Restricted Stock Award that have not vested as of the date of such termination as set forth in the Restricted Stock Award Agreement and the Participant will have no further right, title or interest in the Restricted Stock Award, the shares of Common Stock subject to the Restricted Stock Award, or any consideration in respect of the Restricted Stock Award and (2) any portion of his or her RSU Award that has not vested will be forfeited upon such termination and the Participant will have no further right, title or interest in the RSU Award, the shares of Common Stock issuable pursuant to the RSU Award, or any consideration in respect of the RSU Award.

(v)         Dividends and Dividend Equivalents.    Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a Restricted Stock Award or RSU Award, as determined by the Board and specified in the Award Agreement.

(vi)        Settlement of RSU Awards.    An RSU Award may be settled by the issuance of shares of Common Stock or cash (or any combination thereof) or in any other form of payment, as determined by the Board and specified in the RSU Award Agreement. At the time of grant, the Board may determine to impose such restrictions or conditions that delay such delivery to a date following the vesting of the RSU Award.

(b)         Performance Awards.    With respect to any Performance Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Award, and the measure of whether and to what degree such Performance Goals have been attained will be determined by the Board.

(c)         Other Awards.    Other forms of Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof, may be granted either alone or in addition to Awards provided for under Section 4 and the preceding provisions of this Section 5. Subject to the provisions of the Plan, the Board will have sole and complete discretion to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Awards and all other terms and conditions of such Other Awards.

6.      Adjustments upon Changes in Common Stock; Other Corporate Events.

(a)         Capitalization Adjustments.    In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of shares of Common Stock subject to the Plan and the maximum number of shares by which the Share Reserve may annually increase pursuant to Section 2(a); (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 2(b); and (iii) the class(es) and number of securities and exercise price, strike price or purchase price of Common Stock subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. Notwithstanding the foregoing, no fractional shares or rights for fractional shares of Common Stock shall be created in order to implement any Capitalization Adjustment. The Board shall determine an appropriate equivalent benefit, if any, for any fractional shares or rights to fractional shares that might be created by the adjustments referred to in the preceding provisions of this Section.

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(b)         Dissolution or Liquidation.    Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service, provided, however, that the Board may determine to cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c)         Corporate Transaction.    Except as set forth in Section 11, in the event of a Corporate Transaction, a Participant’s Award will be treated, to the extent determined by the Board to be permitted under Section 409A, in accordance with one or more of the following methods as determined by the Board in its sole discretion: (i) settle such Awards for an amount (as determined in the sole discretion of the Board) of cash or securities, where in the case of stock options and stock appreciation rights, the value of such amount, if any, will be equal to the in-the-money spread value (if any) of such Awards; (ii) provide for the assumption of or the issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted under the Plan, as determined by the Board in its sole discretion; (iii) modify the terms of such awards to add events, conditions or circumstances (including termination of employment or service within a specified period after a Corporate Transaction) upon which the vesting of such Awards or lapse of restrictions thereon will accelerate; (iv) deem any performance conditions satisfied at target, maximum or actual performance through closing or provide for the performance conditions to continue (as is or as adjusted by the Board) after closing or (v) provide that for a period of at least 20 days prior to the Corporate Transaction, any stock options or stock appreciation rights that would not otherwise become exercisable prior to the Corporate Transaction will be exercisable as to all shares subject thereto (but any such exercise will be contingent upon and subject to the occurrence of the Corporate Transaction and if the Corporate Transaction does not take place within a specified period after giving such notice for any reason whatsoever, the exercise will be null and void) and that any stock options or stock appreciation rights not exercised prior to the consummation of the Corporate Transaction will terminate and be of no further force and effect as of the consummation of the Corporate Transaction. For the avoidance of doubt, in the event of a Corporate Transaction where all Options and SARs are settled for an amount (as determined in the sole discretion of the Corporate Transaction) of cash or securities, the Board may, in its sole discretion, terminate any Option or SAR for which the exercise price is equal to or exceeds the per share value of the consideration to be paid in the Corporate Transaction without payment of consideration therefor.

(d)         Appointment of Stockholder Representative.    As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.

(e)         No Restriction on Right to Undertake Transactions.    The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

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7.      Administration.

(a)         Administration by Board.    The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in subsection (c) below.

(b)         Powers of Board.    The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)          To determine from time to time (1) which of the persons eligible under the Plan will be granted Awards; (2) when and how each Award will be granted; (3) what type or combination of types of Award will be granted; (4) the provisions of each Award granted (which need not be identical), including the time or times when a person will be permitted to receive an issuance of Common Stock or other payment pursuant to an Award; (5) the number of shares of Common Stock or cash equivalent with respect to which an Award will be granted to each such person; (6) the Fair Market Value applicable to an Award; and (7) the terms of any Performance Award that is not valued in whole or in part by reference to, or otherwise based on, the Common Stock, including the amount of cash payment or other property that may be earned and the timing of payment.

(ii)         To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it deems necessary or expedient to make the Plan or Award fully effective.

(iii)        To settle all controversies regarding the Plan and Awards granted under it.

(iv)        To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest.

(v)         To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to 30 days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock including any Corporate Transaction, for reasons of administrative convenience.

(vi)        To suspend or terminate the Plan at any time. Suspension or termination of the Plan will not Materially Impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.

(vii)       To amend the Plan in any respect the Board deems necessary or advisable; provided, however, that stockholder approval will be required for any amendment to the extent required by Applicable Law. Except as provided above, rights under any Award granted before amendment of the Plan will not be Materially Impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(viii)      To submit any amendment to the Plan for stockholder approval.

(ix)        To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, a Participant’s rights under any Award will not be Materially Impaired by any such amendment unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(x)         Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

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(xi)        To adopt such procedures and sub-plans as are necessary or appropriate to permit and facilitate participation in the Plan by, or take advantage of specific tax treatment for Awards granted to, Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement to ensure or facilitate compliance with the laws of the relevant foreign jurisdiction).

(xii)       To effect, at any time and from time to time, subject to the consent of any Participant whose Award is Materially Impaired by such action, (1) the reduction of the exercise price (or strike price) of any outstanding Option or SAR; (2) the cancellation of any outstanding Option or SAR and the grant in substitution therefor of (A) a new Option, SAR, Restricted Stock Award, RSU Award or Other Award, under the Plan or another equity plan of the Company, covering the same or a different number of shares of Common Stock, (B) cash and/or (C) other valuable consideration (as determined by the Board); or (3) any other action that is treated as a repricing under generally accepted accounting principles.

(c)         Delegation to Committee.

(i)          General.    The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to another Committee or a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Each Committee may retain the authority to concurrently administer the Plan with Committee or subcommittee to which it has delegated its authority hereunder and may, at any time, revest in such Committee some or all of the powers previously delegated. The Board may retain the authority to concurrently administer the Plan with any Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii)         Rule 16b-3 Compliance.    To the extent an Award is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3 of the Exchange Act, the Award will be granted by the Board or a Committee that consists solely of two or more Non-Employee Directors, as determined under Rule 16b-3(b)(3) of the Exchange Act and thereafter any action establishing or modifying the terms of the Award will be approved by the Board or a Committee meeting such requirements to the extent necessary for such exemption to remain available.

(d)         Effect of Board’s Decision.    All determinations, interpretations and constructions made by the Board or any Committee in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

(e)         Delegation to an Officer.    The Board or any Committee may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by Applicable Law, other types of Awards) and, to the extent permitted by Applicable Law, the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Awards granted to such Employees; provided, however, that the resolutions or charter adopted by the Board or any Committee evidencing such delegation will specify the total number of shares of Common Stock that may be subject to the Awards granted by such Officer and that such Officer may not grant an Award to himself or herself. Any such Awards will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, unless otherwise provided in the resolutions approving the delegation authority. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) the authority to determine the Fair Market Value.

8.      Tax Withholding

(a)         Withholding Authorization.    As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agrees to make adequate provision for (including), any sums required to satisfy any U.S. federal, state, local and/or foreign tax or social insurance contribution withholding obligations of the Company or an Affiliate, if any, which

Annex B-9

arise in connection with the exercise, vesting or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company shall have no obligation to issue shares of Common Stock subject to an Award, unless and until such obligations are satisfied.

(b)         Satisfaction of Withholding Obligation.    To the extent permitted by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any U.S. federal, state, local and/or foreign tax or social insurance withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by allowing a Participant to effectuate a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; or (vi) by such other method as may be set forth in the Award Agreement.

(c)         No Obligation to Notify or Minimize Taxes; No Liability to Claims.    Except as required by Applicable Law the Company has no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. As a condition to accepting an Award under the Plan, each Participant (i) agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from such Award or other Company compensation and (ii) acknowledges that such Participant was advised to consult with his or her own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges any Option or SAR granted under the Plan is exempt from Section 409A only if the exercise or strike price is at least equal to the “fair market value” of the Common Stock on the date of grant as determined by the Internal Revenue Service and there is no other impermissible deferral of compensation associated with the Award. Additionally, as a condition to accepting an Option or SAR granted under the Plan, each Participant agrees not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the Internal Revenue Service asserts that such exercise price or strike price is less than the “fair market value” of the Common Stock on the date of grant as subsequently determined by the Internal Revenue Service.

(d)         Withholding Indemnification.    As a condition to accepting an Award under the Plan, in the event that the amount of the Company’s and/or its Affiliate’s withholding obligation in connection with such Award was greater than the amount actually withheld by the Company and/or its Affiliates, each Participant agrees to indemnify and hold the Company and/or its Affiliates harmless from any failure by the Company and/or its Affiliates to withhold the proper amount.

9.      Miscellaneous.

(a)         Source of Shares.    The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

(b)         Use of Proceeds from Sales of Common Stock.    Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.

(c)         Corporate Action Constituting Grant of Awards.    Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

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(d)         Stockholder Rights.    No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until (i) such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Award is reflected in the records of the Company.

(e)         No Employment or Other Service Rights.    Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or affect the right of the Company or an Affiliate to terminate at will and without regard to any future vesting opportunity that a Participant may have with respect to any Award (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state or foreign jurisdiction in which the Company or the Affiliate is incorporated, as the case may be. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award will constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or Plan.

(f)          Change in Time Commitment.    In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board may determine, to the extent permitted by Applicable Law, to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(g)         Execution of Additional Documents.    As a condition to accepting an Award under the Plan, the Participant agrees to execute any additional documents or instruments necessary or desirable, as determined in the Plan Administrator’s sole discretion, to carry out the purposes or intent of the Award, or facilitate compliance with securities and/or other regulatory requirements, in each case at the Plan Administrator’s request.

(h)         Electronic Delivery and Participation.    Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.

(i)          Clawback/Recovery.    All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law and any clawback policy that the Company otherwise adopts, to the extent applicable and permissible under Applicable Law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a Participant’s right to voluntarily terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.

Annex B-11

(j)          Securities Law Compliance.    A Participant will not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act; or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other Applicable Law governing the Award, and a Participant will not receive such shares if the Company determines that such receipt would not be in material compliance with Applicable Law.

(k)         Transfer or Assignment of Awards; Issued Shares.    Except as expressly provided in the Plan or the form of Award Agreement, Awards granted under the Plan may not be transferred or assigned by the Participant. After the vested shares subject to an Award have been issued, or in the case of Restricted Stock and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein, the terms of the Trading Policy and Applicable Law.

(l)          Effect on Other Employee Benefit Plans.    The value of any Award granted under the Plan, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

(m)        Deferrals.    To the extent permitted by Applicable Law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may also establish programs and procedures for deferral elections to be made by Participants. Deferrals will be made in accordance with the requirements of Section 409A.

(n)         Section 409A.    Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with the requirements of Section 409A. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

(o)         Choice of Law.    This Plan and any controversy arising out of or relating to this Plan shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to conflict of law principles that would result in any application of any law other than the law of the State of Delaware.

10.    Covenants of the Company.

The Company will seek to obtain from each regulatory commission or agency, as may be deemed to be necessary, having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Awards unless and until such authority is obtained. A Participant is not eligible for the grant of an Award or the subsequent issuance of Common Stock pursuant to the Award if such grant or issuance would be in violation of any Applicable Law.

Annex B-12

11.    Additional Rules for Awards Subject to Section 409A.

(a)         Application.    Unless the provisions of this Section of the Plan are expressly superseded by the provisions in the form of Award Agreement, the provisions of this Section shall apply and shall supersede anything to the contrary set forth in the Award Agreement for a Non-Exempt Award.

(b)         Non-Exempt Awards Subject to Non-Exempt Severance Arrangements.    To the extent a Non-Exempt Award is subject to Section 409A due to application of a Non-Exempt Severance Arrangement, the following provisions of this subsection (b) apply.

(i)          If the Non-Exempt Award vests in the ordinary course during the Participant’s Continuous Service in accordance with the vesting schedule set forth in the Award Agreement, and does not accelerate vesting under the terms of a Non-Exempt Severance Arrangement, in no event will the shares be issued in respect of such Non-Exempt Award any later than the later of: (i) December 31st of the calendar year that includes the applicable vesting date, or (ii) the 60th day that follows the applicable vesting date.

(ii)         If vesting of the Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with the Participant’s Separation from Service, and such vesting acceleration provisions were in effect as of the date of grant of the Non-Exempt Award and, therefore, are part of the terms of such Non-Exempt Award as of the date of grant, then the shares will be earlier issued in settlement of such Non-Exempt Award upon the Participant’s Separation from Service in accordance with the terms of the Non-Exempt Severance Arrangement, but in no event later than the 60th day that follows the date of the Participant’s Separation from Service. However, if at the time the shares would otherwise be issued the Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of such Participant’s Separation from Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.

(iii)        If vesting of a Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with a Participant’s Separation from Service, and such vesting acceleration provisions were not in effect as of the date of grant of the Non-Exempt Award and, therefore, are not a part of the terms of such Non-Exempt Award on the date of grant, then such acceleration of vesting of the Non-Exempt Award shall not accelerate the issuance date of the shares, but the shares shall instead be issued on the same schedule as set forth in the Grant Notice as if they had vested in the ordinary course during the Participant’s Continuous Service, notwithstanding the vesting acceleration of the Non-Exempt Award. Such issuance schedule is intended to satisfy the requirements of payment on a specified date or pursuant to a fixed schedule, as provided under Treasury Regulations Section 1.409A-3(a)(4).

(c)         Treatment of Non-Exempt Awards Upon a Corporate Transaction for Employees and Consultants.    The provisions of this subsection (c) shall apply and shall supersede anything to the contrary set forth in the Plan with respect to the permitted treatment of any Non-Exempt Award in connection with a Corporate Transaction if the Participant was either an Employee or Consultant upon the applicable date of grant of the Non-Exempt Award.

(i)          Vested Non-Exempt Awards. The following provisions shall apply to any Vested Non-Exempt Award in connection with a Corporate Transaction:

(1)         If the Corporate Transaction is also a Section 409A Change in Control then the Acquiring Entity may not assume, continue or substitute the Vested Non-Exempt Award. Upon the Section 409A Change in Control the settlement of the Vested Non-Exempt Award will automatically be accelerated and the shares will be immediately issued in respect of the Vested Non-Exempt Award. Alternatively, the Company may instead provide that the Participant will receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control.

(2)         If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute each Vested Non-Exempt Award. The shares to be issued in respect of the Vested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead

Annex B-13

substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of the Fair Market Value of the shares made on the date of the Corporate Transaction.

(ii)         Unvested Non-Exempt Awards. The following provisions shall apply to any Unvested Non-Exempt Award unless otherwise determined by the Board pursuant to subsection (e) of this Section.

(1)         In the event of a Corporate Transaction, the Acquiring Entity shall assume, continue or substitute any Unvested Non-Exempt Award. Unless otherwise determined by the Board, any Unvested Non-Exempt Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of any Unvested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value of the shares made on the date of the Corporate Transaction.

(2)         If the Acquiring Entity will not assume, substitute or continue any Unvested Non-Exempt Award in connection with a Corporate Transaction, then such Award shall automatically terminate and be forfeited upon the Corporate Transaction with no consideration payable to any Participant in respect of such forfeited Unvested Non-Exempt Award. Notwithstanding the foregoing, to the extent permitted and in compliance with the requirements of Section 409A, the Board may in its discretion determine to elect to accelerate the vesting and settlement of the Unvested Non-Exempt Award upon the Corporate Transaction, or instead substitute a cash payment equal to the Fair Market Value of such shares that would otherwise be issued to the Participant, as further provided in subsection (e)(ii) below. In the absence of such discretionary election by the Board, any Unvested Non-Exempt Award shall be forfeited without payment of any consideration to the affected Participants if the Acquiring Entity will not assume, substitute or continue the Unvested Non-Exempt Awards in connection with the Corporate Transaction.

(3)         The foregoing treatment shall apply with respect to all Unvested Non-Exempt Awards upon any Corporate Transaction, and regardless of whether or not such Corporate Transaction is also a Section 409A Change in Control.

(d)         Treatment of Non-Exempt Awards Upon a Corporate Transaction for Non-Employee Directors. The following provisions of this subsection (d) shall apply and shall supersede anything to the contrary that may be set forth in the Plan with respect to the permitted treatment of a Non-Exempt Director Award in connection with a Corporate Transaction.

(i)          If the Corporate Transaction is also a Section 409A Change in Control then the Acquiring Entity may not assume, continue or substitute the Non-Exempt Director Award. Upon the Section 409A Change in Control the vesting and settlement of any Non-Exempt Director Award will automatically be accelerated and the shares will be immediately issued to the Participant in respect of the Non-Exempt Director Award. Alternatively, the Company may provide that the Participant will instead receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control pursuant to the preceding provision.

(ii)         If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute the Non-Exempt Director Award. Unless otherwise determined by the Board, the Non-Exempt Director Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of the Non-Exempt Director Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value made on the date of the Corporate Transaction.

Annex B-14

(e)         If the RSU Award is a Non-Exempt Award, then the provisions in this Section 11(e) shall apply and supersede anything to the contrary that may be set forth in the Plan or the Award Agreement with respect to the permitted treatment of such Non-Exempt Award:

(i)          Any exercise by the Board of discretion to accelerate the vesting of a Non-Exempt Award shall not result in any acceleration of the scheduled issuance dates for the shares in respect of the Non-Exempt Award unless earlier issuance of the shares upon the applicable vesting dates would be in compliance with the requirements of Section 409A.

(ii)         The Company explicitly reserves the right to earlier settle any Non-Exempt Award to the extent permitted and in compliance with the requirements of Section 409A, including pursuant to any of the exemptions available in Treasury Regulations Section 1.409A-3(j)(4)(ix).

(iii)        To the extent the terms of any Non-Exempt Award provide that it will be settled upon a Corporate Transaction, to the extent it is required for compliance with the requirements of Section 409A, the Corporate Transaction event triggering settlement must also constitute a Section 409A Change in Control. To the extent the terms of a Non-Exempt Award provides that it will be settled upon a termination of employment or termination of Continuous Service, to the extent it is required for compliance with the requirements of Section 409A, the termination event triggering settlement must also constitute a Separation From Service. However, if at the time the shares would otherwise be issued to a Participant in connection with a “separation from service” such Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of the Participant’s Separation From Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.

(iv)        The provisions in this subsection (e) for delivery of the shares in respect of the settlement of an RSU Award that is a Non-Exempt Award are intended to comply with the requirements of Section 409A so that the delivery of the shares to the Participant in respect of such Non-Exempt Award will not trigger the additional tax imposed under Section 409A, and any ambiguities herein will be so interpreted.

12.    Severability.

If all or any part of the Plan or any Award Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan or such Award Agreement not declared to be unlawful or invalid. Any Section of the Plan or any Award Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

13.    Termination of the Plan.

The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of: (i) the Adoption Date, or (ii) the date the Plan is approved by the Company’s stockholders. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

14.    Definitions.

As used in the Plan, the following definitions apply to the capitalized terms indicated below:

(a)         “Acquiring Entity” means the surviving or acquiring corporation (or its parent company) in connection with a Corporate Transaction.

(b)         “Adoption Date” means the date the Plan is first approved by the Board or Compensation Committee.

(c)         “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

Annex B-15

(d)         “Applicable Law” means any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of any applicable self-regulating organization such as the Nasdaq Stock Market, New York Stock Exchange, or the Financial Industry Regulatory Authority).

(e)         “Award” means any right to receive Common Stock, cash or other property granted under the Plan (including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, an RSU Award, a SAR, a Performance Award or any Other Award).

(f)          “Award Agreement” means a written or electronic agreement between the Company and a Participant evidencing the terms and conditions of an Award. The Award Agreement generally consists of the Grant Notice and the agreement containing the written summary of the general terms and conditions applicable to the Award and which is provided, including through electronic means, to a Participant along with the Grant Notice.

(g)         “Board” means the Board of Directors of the Company (or its designee). Any decision or determination made by the Board shall be a decision or determination that is made in the sole discretion of the Board (or its designee), and such decision or determination shall be final and binding on all Participants.

(h)         “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the date the Plan is adopted by the Board without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(i)          “Cause” has the meaning ascribed to such term in any written agreement between a Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) the Participant’s dishonest statements or acts with respect to the Company or any Affiliate of the Company, or any current or prospective customers, suppliers, vendors or other third parties with which such entity does business that adversely affects the Company or its Affiliates; (ii) the Participant’s commission of (A) a felony or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud; (iii) the Participant’s failure to perform the Participant’s assigned duties and responsibilities to the reasonable satisfaction of the Company which failure continues, in the reasonable judgment of the Company, after written notice given to the Participant by the Company; (iv) the Participant’s gross negligence, willful misconduct or insubordination with respect to the Company or any Affiliate of the Company; or (v) the Participant’s material violation of any provision of any agreement(s) between the Participant and the Company or any Affiliate of the Company relating to noncompetition, nonsolicitation, nondisclosure and/or assignment of inventions. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Board with respect to Participants who are executive officers of the Company and by the Company’s Chief Executive Officer with respect to Participants who are not executive officers of the Company. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(j)          “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(k)         “Committee” means the Compensation Committee and any other committee of one or more Directors to whom authority has been delegated by the Board or Compensation Committee in accordance with the Plan.

(l)          “Common Stock” means the common stock of the Company.

(m)        “Company” means Envoy Medical, Inc., a Delaware corporation and any successor entity thereto.

Annex B-16

(n)         “Compensation Committee” means the Compensation Committee of the Board.

(o)         “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(p)         “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).

(q)         “Corporate Transaction” means any of the following transactions, provided, however, that the Board shall determine under parts (iv) and (v) whether multiple transactions are related, and its determination shall be final, binding and conclusive:

(i)          a merger or consolidation in which the Company is not the surviving entity;

(ii)         the sale, transfer or other disposition of all or substantially all of the assets of the Company;

(iii)        the complete liquidation or dissolution of the Company;

(iv)        any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the shares of Common Stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger, but excluding any such transaction or series of related transactions that the Board determines shall not be a Corporate Transaction; or

(v)         acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities but excluding any such transaction or series of related transactions that the Board determines shall not be a Corporate Transaction.

Annex B-17

Notwithstanding the foregoing or any other provision of this Plan, (A) the term Corporate Transaction shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, (B) the definition of Corporate Transaction (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Corporate Transaction or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply, and (C) with respect to any nonqualified deferred compensation that becomes payable on account of the Corporate Transaction, the transaction or event described in clause (i), (ii), (iii), or (iv) also constitutes a Section 409A Change in Control if required in order for the payment not to violate Section 409A of the Code.

(r)          “Director” means a member of the Board.

(s)          “determine” or “determined” means as determined by the Board or the Committee (or its designee) in its sole discretion.

(t)          “Disability” means, with respect to a Participant, such Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(u)         “Effective Date” means the Closing Date as defined in the Business Combination Agreement by and among Anzu Special Acquisition Corp I, Envoy Merger Sub, Inc. and Envoy Medical Corporation, dated April 17, 2023.

(v)         “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(w)        “Employer” means the Company or the Affiliate of the Company that employs the Participant.

(x)         “Entity” means a corporation, partnership, limited liability company or other entity.

(y)         “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(z)         “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

(aa)        “Fair Market Value” means, as of any date, unless otherwise determined by the Board, the value of the Common Stock (as determined on a per share or aggregate basis, as applicable) determined as follows:

(i)          If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii)         If there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii)        In the absence of such markets for the Common Stock, or if otherwise determined by the Board, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

Annex B-18

(bb)       “Governmental Body” means any: (i) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (ii) federal, state, local, municipal, foreign or other government; (iii) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any Tax authority) or other body exercising similar powers or authority; or (iv) self-regulatory organization (including the Nasdaq Stock Market, New York Stock Exchange, and the Financial Industry Regulatory Authority).

(cc)        “Grant Notice” means the notice provided to a Participant that he or she has been granted an Award under the Plan and which includes the name of the Participant, the type of Award, the date of grant of the Award, number of shares of Common Stock subject to the Award or potential cash payment right, (if any), the vesting schedule for the Award (if any) and other key terms applicable to the Award.

(dd)       “Incentive Stock Option” means an option granted pursuant to Section 4 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(ee)        “Materially Impair” means any amendment to the terms of the Award that materially adversely affects the Participant’s rights under the Award. A Participant’s rights under an Award will not be deemed to have been Materially Impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights. For example, the following types of amendments to the terms of an Award do not Materially Impair the Participant’s rights under the Award: (i) imposition of reasonable restrictions on the minimum number of shares subject to an Option or SAR that may be exercised; (ii) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iii) to change the terms of an Incentive Stock Option in a manner that disqualifies, impairs or otherwise affects the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iv) to clarify the manner of exemption from, or to bring the Award into compliance with or qualify it for an exemption from, Section 409A; or (v) to comply with other Applicable Laws.

~~(ff) “Milestone” means approval by the Food and Drug Administration of the Company’s Acclaim® Cochlear Implant device.~~

(ff)         ~~(gg)~~ “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(gg)       ~~(hh)~~ “Non-Exempt Award” means any Award that is subject to, and not exempt from, Section 409A, including as the result of (i) a deferral of the issuance of the shares subject to the Award which is elected by the Participant or imposed by the Company, or (ii) the terms of any Non-Exempt Severance Agreement.

(hh)       ~~(ii)~~ “Non-Exempt Director Award” means a Non-Exempt Award granted to a Participant who was a Director but not an Employee on the applicable grant date.

(ii)         ~~(jj)~~ “Non-Exempt Severance Arrangement” means a severance arrangement or other agreement between the Participant and the Company that provides for acceleration of vesting of an Award and issuance of the shares in respect of such Award upon the Participant’s termination of employment or separation from service (as such term is defined in Section 409A(a)(2)(A)(i) of the Code (and without regard to any alternative definition thereunder) (“Separation from Service”) and such severance benefit does not satisfy the requirements for an exemption from application of Section 409A provided under Treasury Regulations Section 1.409A-1(b)(4), 1.409A-1(b)(9) or otherwise.

(jj)         ~~(kk)~~ “Nonstatutory Stock Option” means any option granted pursuant to Section 4 of the Plan that does not qualify as an Incentive Stock Option.

Annex B-19

(kk)       ~~(ll)~~ “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(ll)         ~~(mm)~~ “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(mm)     ~~(nn)~~ “Option Agreement” means a written or electronic agreement between the Company and the Optionholder evidencing the terms and conditions of the Option grant. The Option Agreement includes the Grant Notice for the Option and the agreement containing the written summary of the general terms and conditions applicable to the Option and which is provided, including through electronic means, to a Participant along with the Grant Notice. Each Option Agreement will be subject to the terms and conditions of the Plan.

(nn)       ~~(oo)~~ “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(oo)       ~~(pp)~~ “Other Award” means an award valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value at the time of grant) that is not an Incentive Stock Option, Nonstatutory Stock Option, SAR, Restricted Stock Award, RSU Award or Performance Award.

(pp)       ~~(qq)~~ “Other Award Agreement” means a written or electronic agreement between the Company and a holder of an Other Award evidencing the terms and conditions of an Other Award grant. Each Other Award Agreement will be subject to the terms and conditions of the Plan.

(qq)       ~~(rr)~~ “Own,” “Owned,” “Owner,” “Ownership” means that a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(rr)        ~~(ss)~~ “Participant” means an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

(ss)        ~~(tt)~~ “Performance Award” means an Award that may vest or may be exercised or a cash award that may vest or become earned and paid contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 5(b) pursuant to such terms as are approved by the Board. In addition, to the extent permitted by Applicable Law and set forth in the applicable Award Agreement, the Board may determine that cash or other property may be used in payment of Performance Awards. Performance Awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock.

(tt)         ~~(uu)~~ “Performance Criteria” means one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: earnings (including earnings per share and net earnings); earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; total stockholder return; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; stock price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; stockholders’ equity; capital expenditures; debt levels; operating profit or net operating profit; workforce diversity; growth of net income or operating income; billings; financing; regulatory milestones; stockholder liquidity; corporate governance and compliance; intellectual property; personnel matters; progress of internal research; progress of partnered programs; partner satisfaction; budget management; partner or collaborator achievements; internal controls, including those related to the Sarbanes-Oxley Act of 2002; investor relations, analysts and communication; implementation or completion of projects or processes; employee retention; number of users, including unique users; strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with respect to the marketing, distribution and sale of the Company’s products; supply chain

Annex B-20

achievements; co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; corporate development and planning goals; and other measures of performance selected by the Board or Committee whether or not listed herein.

(uu)       ~~(vv)~~ “Performance Goals” means, for a Performance Period, one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board may establish or provide for other adjustment items in the Award Agreement at the time the Award is granted or in such other document setting forth the Performance Goals at the time the Performance Goals are established. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement or the written terms of a Performance Cash Award.

(vv)       ~~(ww)~~ “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting or exercise of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(ww)     ~~(xx)~~ “Plan” means this Envoy Medical, Inc. 2023 Equity Incentive Plan, as amended from time to time.

(xx)       ~~(yy)~~ “Plan Administrator” means the person, persons, and/or third-party administrator designated by the Company to administer the day to day operations of the Plan and the Company’s other equity incentive programs.

(yy)       ~~(zz)~~ “Post-Termination Exercise Period” means the period following termination of a Participant’s Continuous Service within which an Option or SAR is exercisable, as specified in Section 4(h).

(zz)        ~~(aaa)~~ “Restricted Stock Award” or “RSA” means an Award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).

(aaa)      ~~(bbb)~~ “Restricted Stock Award Agreement” means a written or electronic agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. The Restricted Stock Award Agreement includes the Grant Notice for the Restricted Stock Award and the agreement containing the written summary of the general terms and conditions applicable to the Restricted Stock Award and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

Annex B-21

(bbb)     ~~(ccc)~~ “RSU Award” or “RSU” means an Award of restricted stock units representing the right to receive an issuance of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).

(ccc)      ~~(ddd)~~ “RSU Award Agreement” means a written or electronic agreement between the Company and a holder of an RSU Award evidencing the terms and conditions of an RSU Award grant. The RSU Award Agreement includes the Grant Notice for the RSU Award and the agreement containing the written summary of the general terms and conditions applicable to the RSU Award and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each RSU Award Agreement will be subject to the terms and conditions of the Plan.

(ddd)     ~~(eee)~~ “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(eee)      ~~(fff)~~ “Rule 405” means Rule 405 promulgated under the Securities Act.

(fff)       ~~(ggg)~~ “Section 409A” means Section 409A of the Code and the regulations and other guidance thereunder.

(ggg)     ~~(hhh)~~ “Section 409A Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

(hhh)     ~~(iii)~~ “Securities Act” means the Securities Act of 1933, as amended.

(iii)        ~~(jjj)~~ “Share Reserve” means the number of shares available for issuance under the Plan as set forth in Section 2(a).

(jjj)        ~~(kkk)~~ “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 4.

(kkk)     ~~(lll)~~ “SAR Agreement” means a written or electronic agreement between the Company and a holder of a SAR evidencing the terms and conditions of a SAR grant. The SAR Agreement includes the Grant Notice for the SAR and the agreement containing the written summary of the general terms and conditions applicable to the SAR and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each SAR Agreement will be subject to the terms and conditions of the Plan.

(lll)        ~~(mmm)~~ “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(mmm)  ~~(nnn)~~ “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

(nnn)     ~~(ooo)~~ “Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain “window” periods and/or otherwise restricts the ability of certain individuals to transfer or encumber Company shares, as in effect from time to time.

(ooo)     ~~(ppp)~~ “Unvested Non-Exempt Award” means the portion of any Non-Exempt Award that had not vested in accordance with its terms upon or prior to the date of any Corporate Transaction.

(ppp)     ~~(qqq)~~ “Vested Non-Exempt Award” means the portion of any Non-Exempt Award that had vested in accordance with its terms upon or prior to the date of a Corporate Transaction.

Annex B-22